Filed Pursuant to Rule 433
                                               Registration File No.: 333-139187


                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2007-HE1 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://www.sec.gov/Archives/edgar/data/807641/000091412107000012/gs6377900-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                                            $617,760,000
                                                            (Approximate)
                                                           GSAMP 2007-HE1
                                               GS Mortgage Securities Corp., Depositor
                                                 Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                  Approximate
                   Principal        Primary                         Initial        Estimated                              Expected
                    Balance        Collateral      Expected       Pass-Through     Avg. Life      Principal Payment    S&P / Moody's
Certificates       ($)(1)(4)          Group      Credit Support      Rate(5)        (yrs)(2)        Window(2)(3)         Ratings(6)
------------------------------------------------------------------------------------------------------------------------------------
    A-1           208,856,000        Group I         27.25%       LIBOR + [ ]%        1.93          03/07 - 05/13           AAA/Aaa
    A-2A          151,872,000       Group II         27.25%       LIBOR + [ ]%        1.00          03/07 - 12/08           AAA/Aaa
    A-2B           44,922,000       Group II         27.25%       LIBOR + [ ]%        2.00          12/08 - 04/09           AAA/Aaa
    A-2C           59,324,000       Group II         27.25%       LIBOR + [ ]%        3.00          04/09 - 04/13           AAA/Aaa
    A-2D           17,234,000       Group II         27.25%       LIBOR + [ ]%        6.25          04/13 - 05/13           AAA/Aaa
    M-1            26,116,000     Group I & II       23.31%       LIBOR + [ ]%        4.02          10/10 - 06/11           AA+/Aa1
    M-2            33,209,000     Group I & II       18.30%       LIBOR + [ ]%        5.01          06/11 - 05/13           AA/Aa2
    M-3            13,588,000     Group I & II       16.25%       LIBOR + [ ]%        6.26          05/13 - 05/13           AA-/Aa3
    M-4            12,263,000     Group I & II       14.40%       LIBOR + [ ]%        4.54          09/10 - 05/13            A+/A1
    M-5            14,251,000     Group I & II       12.25%       LIBOR + [ ]%        4.49          08/10 - 05/13            A/A2
    M-6            9,280,000      Group I & II       10.85%       LIBOR + [ ]%        4.45          07/10 - 05/13            A-/A3
    M-7            9,280,000      Group I & II       9.45%        LIBOR + [ ]%        4.42          06/10 - 05/13          BBB+/Baa1
    M-8            8,285,000      Group I & II       8.20%        LIBOR + [ ]%        4.41          05/10 - 05/13          BBB/Baa2
    M-9            9,280,000      Group I & II       6.80%        LIBOR + [ ]%        4.38          05/10 - 05/13          BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
   Total          $617,760,000
------------------------------------------------------------------------------------------------------------------------------------

Non-Offered Certificates
------------------------
------------------------------------------------------------------------------------------------------------------------------------
    B-1            10,950,000     Group I & II       5.15%        LIBOR + [ ]%         N/A               N/A                  N/A
    B-2            9,612,000      Group I & II       3.70%        LIBOR + [ ]%         N/A               N/A                  N/A
------------------------------------------------------------------------------------------------------------------------------------
   Total          $20,562,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The principal balances of the certificates are calculated based on mortgage loan balances as of the statistical calculation date, rolled one month forward using 8% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% clean-up call on all certificates.

(3) The final scheduled distribution date for the certificates is the distribution date in March 2037.

(4) The initial aggregate principal balance of the certificates will be subject to an upward or downward variance of no more than approximately 10%.

(5) See the "Structure of the LIBOR Certificates" section of this term sheet for more information on the pass-through rates of the certificates.

(6) The ratings on the certificates do not constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of interest on the certificates other than accrued certificate interest (as described in this term sheet) or the possibility that a holder of a certificate might realize a lower than anticipated yield.

Selected Mortgage Pool Data(7)
--------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Group I                       Group II                 Aggregate
                                                       -----------------------------------------------------------------------------
                                                       Adjustable-Rate  Fixed-Rate    Adjustable-Rate   Fixed-Rate
-------------------------------------------------------------------------------------------------------------------
Aggregate Scheduled Principal Balance:(8)               $216,911,860   $72,219,582      $298,382,593    $80,206,149     $667,720,183
Number of Mortgage Loans:                                      1,279           546             1,238            562            3,625
Average Scheduled Principal Balance:                        $169,595      $132,270          $241,020       $142,716         $184,199
Weighted Average Gross Interest Rate:                         8.680%        8.285%            8.333%         8.496%           8.460%
Weighted Average Net Interest Rate:(9)                        8.170%        7.775%            7.823%         7.986%           7.950%
Weighted Average Original FICO Score:                            614           630               625            638              623
Weighted Average Original LTV:(10)                            86.15%        77.57%            84.80%         71.75%           82.89%
Weighted Average Combined Original LTV:(10)                   86.15%        82.73%            84.80%         85.07%           85.05%
Weighted Average Combined Original LTV with Silent            89.22%        84.20%            90.43%         87.87%           89.05%
Seconds:(10)
Weighted Average Stated Remaining Term (months):                 360           346               361            335              356
Weighted Average Seasoning (months):                               2             2                 1              1                1
Weighted Average Months to Roll:(11)                              27           N/A                28            N/A               27
Weighted Average Gross Margin:(11)                            5.952%           N/A            5.762%            N/A           5.842%
Weighted Average Initial Rate Cap:(11)                        2.442%           N/A            2.179%            N/A           2.290%
Weighted Average Periodic Rate Cap:(11)                       1.084%           N/A            1.060%            N/A           1.070%
Weighted Average Gross Maximum Lifetime Rate:(11)            14.968%           N/A           14.534%            N/A          14.717%
Percentage of Mortgage Loans with Silent Seconds:(12)          7.97%         2.61%            16.29%         12.45%           11.65%
Non-Zero Weighted Average Debt to Income Ratio at             42.72%        41.92%            42.30%         40.18%           42.14%
Origination:
Percentage of Mortgage Loans with Mortgage Insurance:          0.00%         0.00%             0.00%          0.00%            0.00%
------------------------------------------------------------------------------------------------------------------------------------

(7) All percentages calculated in this table are based on scheduled principal balances unless otherwise noted as of the statistical calculation date.

(8) The initial aggregate scheduled principal balance of the collateral will be subject to an upward or downward variance of no more than approximately 10%.

(9) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.

(10) With respect to first lien mortgage loans, the original LTV reflects the original loan-to-value ratio. With respect to the second lien mortgage loans, the combined original LTV reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined original LTV with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any second lien mortgage loans not included in the mortgage loan pool that is secured by the related mortgaged property and originated in connection with the origination of the first lien mortgage loan, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.

(11) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.

(12) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-2

Features of the Transaction
---------------------------

|X| The mortgage loans in the transaction consist of subprime, first and second lien, adjustable-and fixed-rate residential mortgage loans (the "Mortgage Loans"). The underlying loans were originated by the following mortgage originators: SouthStar Funding, LLC (26.03%), Wilmington Finance Inc. (22.90%), Senderra Funding, LLC (9.85%), First Horizon Home Loan Corporation (6.27%), LownHome Financial Holdings, LLC (5.56%), Home Loan Corporation Expanded Mortgage Credit (5.48%) and other originators each representing less than 5% of the total mortgage loan pool.

|X| Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 3.70%, and excess spread.

|X| All of the Mortgage Loans will be serviced by Avelo Mortgage, L.L.C ("Avelo"). Wells Fargo Bank, N.A. ("Wells Fargo") will be the master servicer, securities administrator and paying agent and will be required to monitor the performance of the servicer.

|X| None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

|X| The transaction will be modeled on INTEX as "GSA07HE1" and on Bloomberg as "GSAMP 07-HE1".

|X| This transaction will contain a swap agreement with an initial swap notional amount of approximately $509,597,498. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each distribution date prior to the termination of the swap agreement, the issuing entity will be obligated to pay to the swap provider an amount equal to a per annum rate of 5.23% (on an actual/360 basis), on the swap notional amount and the issuing entity will be entitled to receive from the swap provider an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount.

|X| This transaction will contain a one-month LIBOR interest rate cap agreement (the "Interest Rate Cap"). Under the Interest Rate Cap, on each distribution date commencing in April 2007 and ending in February 2012, the trust will be entitled to receive an amount equal to the product of
      (x) a per annum rate equal to the excess, if any, of (i) one-month LIBOR (as determined pursuant to the Interest Rate Cap), over (ii) 6.50%, (y) the cap notional amount as set forth below for that distribution date, and
      (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is
      360. The cap notional amount will amortize in accordance with the attached Interest Rate Cap schedule.

|X| The offered certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:                  February 23, 2007

Statistical Calculation Date:           January 1, 2007

Cut-off Date:                           February 1, 2007

Expected Pricing Date:                  On or prior to February 15, 2007

First Distribution Date:                March 26, 2007

Key Terms
---------

Offered Certificates:                   Class A and Class M Certificates

Class A Certificates:                   Class A-1 and Class A-2 Certificates

Class A-2 Certificates:                 Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates

Sequential Class M Certificates:        Class M-1, Class M-2 and Class M-3 Certificates

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material.
Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.
                                       A-3



Class M Certificates:                   Sequential Class M Certificates and Class M-4, Class M-5, Class M-6, Class M-7,

                                        Class M-8 and Class M-9 Certificates

Class B Certificates:                   Class B-1 and Class B-2 Certificates

Non-Offered Certificates:               Class B Certificates and Residual Certificates

Residual Certificates:                  Class R, Class RC and Class RX Certificates

LIBOR Certificates:                     Offered Certificates and Class B Certificates

Depositor:                              GS Mortgage Securities Corp.

Lead Manager:                           Goldman, Sachs & Co.

Servicer:                               Avelo Mortgage, L.L.C. is expected to service the Mortgage Loans in this deal once the servicing transfers are completed.

                                        As of the closing date, approximately 20.39% of the Mortgage Loans will be serviced by interim servicers. Although the transfer of servicing with respect to those Mortgage Loans is scheduled to occur by March 15, 2007, all transfers of servicing involve the risk of disruption in collections due to data input errors, misapplied or misdirected payments, system incompatibilities, the requirement to notify the mortgagors about the servicing transfer, delays caused by the transfer of the related servicing mortgage files and records to the new servicer and other reasons.

Trustee:                                LaSalle Bank National Association

Master Servicer and Securities          Wells Fargo Bank, N.A.
Administrator:

Custodians:                             U.S. Bank National Association (79.03%) and Deutsche Bank National Trust Company (20.97%)

Swap and Cap Provider:                  Goldman Sachs Mitsui Marine Derivative Products, L.P.

Servicing Fee Rate:                     50 bps

Master Servicing Fee Rate:              Approximately 1 bp

Expense Fee:                            The aggregate of the Servicing Fee at the Servicing Fee Rate and the Master Servicing Fee at
                                        the Master Servicing Fee Rate

Expense Fee Rate:                       The Servicing Fee Rate and the Master Servicing and Securities Administrator Fee Rate

Distribution Date:                      25th day of the month or the following business day

Record Date:                            For any Distribution Date, the last business day of the Interest Accrual Period (as defined below)

Delay Days:                             0 day delay on all LIBOR Certificates

Prepayment Period:                      The calendar month prior to the Distribution Date

Due Period:                             The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which
                                        Distribution Date occurs.

Day Count:                              Actual/360 basis

Interest Accrual Period:                From the prior Distribution Date to the day prior to the current Distribution Date (except for the initial Interest Accrual Period for which interest will accrue from the Closing
                                        Date).

Pricing Prepayment Assumption:          Adjustable-rate Mortgage Loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30% CPR in month 12 (an approximate 2.273% increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter.

                                        Fixed-rate Mortgage Loans: CPR starting at 5% CPR in the first month of the mortgage loan
                                        (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material.
Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co.
imposing any limitation of any kind.
                                       A-4



                                        month), and remaining at 24% CPR thereafter.

Mortgage Loans:                         The issuing entity will consist of subprime, first and second lien, adjustable-and fixed-rate residential mortgage loans.

Group I Mortgage Loans:                 Approximately $289,131,441 of Mortgage Loans with original principal balances as of the
                                        Statistical Calculation Date that conform to the original principal balance limits for one-to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:                Approximately $378,588,741 of Mortgage Loans with original principal balances as of the
                                        Statistical Calculation Date that may or may not conform to the original principal balance limits for one-to four-family residential mortgage loan guidelines set by Fannie Mae or
                                        Freddie Mac.

Excess Spread:                          The initial weighted average net interest rate of the Mortgage Loans will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the Mortgage Loan balances as of the Statistical Calculation
                                        Date, rolled one month forward using 8% CPR:

                                        Initial Gross WAC:(1)                                                            8.4599%
                                           Less Fees & Expenses:(2)                                                      0.5100%
                                                                                                         -----------------------
                                        Net WAC:(1)
                                                                                                                         7.9499%
                                           Less Initial LIBOR Certificate Interest Rate (Approx.):(3)                    5.4141%
                                           Plus Initial Net Swap Inflow:(3)                                              0.0692%
                                                                                                         -----------------------

                                        Initial Excess Spread:(1)
                                                                                                                         2.6050%

                                        (1)  This amount will vary on each Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.

                                        (2)  Assumes a fee of 51 bps.

                                        (3)  Assumes 1-month LIBOR equal to 5.32%, initial marketing spreads and a 30-day month.
                                             This amount will vary on each Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:                     Yes, as to principal and interest, subject to recoverability

Compensating Interest:                  The Servicer will pay compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related
                                        Prepayment Period and (B) one-half of the applicable Servicing Fee received for the related
                                        Distribution Date.

Optional Clean-up Call:                 The transaction has a 10% optional clean-up call.

Rating Agencies:                        Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and
                                        Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:                   $25,000 with regard to each of the Offered Certificates

Legal Investment:                       It is anticipated that the Offered Certificates will not be SMMEA eligible.

ERISA Eligible:                         Underwriter's exemption is expected to apply to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                          Portions of the issuing entity will be treated as multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                        The Offered Certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Basis risk interest carry forward payments will be treated as payments under a notional principal contract for federal income tax purposes.

                                        The discussion contained in this term sheet as to federal, state and local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S.
                                        federal, state, or local tax penalties. This discussion is written to support the promotion of marketing of the transactions or matters addressed in this term sheet. You should seek advice based on your


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-5

                                        circumstances from an independent tax advisor.


Registration Statement and Prospectus:  This term sheet does not contain all information that is required to be included in a registration statement, or in a base prospectus and prospectus supplement.

                                        The Depositor has filed a registration statement (including the base Prospectus) with the
                                        SEC for the offering to which this communication relates. Before you invest, you should read the base Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at
                                        www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send you the base Prospectus if you request it by calling toll-free 1-800-323-5678.

                                        The registration statement referred to above (including the base Prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                                        http://www.sec.gov/Archives/edgar/data/807641/000091412107000012/gs6377900-s3.txt

Risk Factors:                           PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                        DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE
                                        OFFERED CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-6

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 3.70% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 7.40% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of LIBOR Certificates to the required distributions on the more senior classes of LIBOR Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate LIBOR Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in March 2010; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 54.50%.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-7

        Class                   Initial Credit Enhancement Percentage(1)                           Stepdown Date Percentage
----------------------- ---------------------------------------------------------- -------------------------------------------
          A                                      27.25%                                                     54.50%
         M-1                                     23.31%                                                     46.62%
         M-2                                     18.30%                                                     36.60%
         M-3                                     16.25%                                                     32.50%
         M-4                                     14.40%                                                     28.80%
         M-5                                     12.25%                                                     24.50%
         M-6                                     10.85%                                                     21.70%
         M-7                                      9.45%                                                     18.90%
         M-8                                      8.20%                                                     16.40%
         M-9                                      6.80%                                                     13.60%
         B-1                                      5.15%                                                     10.30%
         B-2                                      3.70%                                                      7.40%

(1) Includes initial overcollateralization percentage.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 29.45% of the prior period's senior Credit Enhancement Percentage to be specified in the base Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-------------------------------------------- ---------------------------------------------------------------------------------------
            Distribution Dates                                        Cumulative Realized Loss Percentage
-------------------------------------------- ---------------------------------------------------------------------------------------
                                                                          1.65% for the first month,
        March 2009 - February 2010                        plus an additional 1/12th of 2.10% for each month thereafter
-------------------------------------------- ---------------------------------------------------------------------------------------
                                                                          3.75% for the first month,
        March 2010 - February 2011                        plus an additional 1/12th of 2.10% for each month thereafter
-------------------------------------------- ---------------------------------------------------------------------------------------
                                                                          5.85% for the first month,
        March 2011 - February 2012                        plus an additional 1/12th of 1.75% for each month thereafter
-------------------------------------------- ---------------------------------------------------------------------------------------
                                                                          7.60% for the first month,
        March 2012 - February 2013                        plus an additional 1/12th of 0.95% for each month thereafter
-------------------------------------------- ---------------------------------------------------------------------------------------
                                                                          8.55% for the first month,
        March 2013 - February 2014                        plus an additional 1/12th of 0.05% for each month thereafter
-------------------------------------------- ---------------------------------------------------------------------------------------
         March 2014 and thereafter                                                   8.60%
-------------------------------------------- ---------------------------------------------------------------------------------------

40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Pass-Through Rates. For all LIBOR Certificates the pass-through rate will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-8

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-9

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the issuing entity, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the issuing entity, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the issuing entity, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the issuing entity, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group II Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross interest rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the sum of (x) net swap receivable into the issuing entity, if any, and (y) cap payments from the Interest Rate Cap, less (z) net swap payments out of the issuing entity, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of LIBOR Certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause
(ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR Certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the issuing entity and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-10

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the issuing entity, if any, and any cap payment from the Interest Rate Cap (both to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the issuing entity, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 45.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-11

Sequential Class M Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the aggregate class certificate balance of the Sequential Class M Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.50% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 71.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 75.50% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 78.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 81.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                      A-12
taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the aggregate class certificate balance of the Sequential Class M Certificates (after taking into account the payment of the Sequential Class M Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-13

Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution
Date), (I) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

(A) On each Distribution Date (1) prior to the Stepdown Date or (2) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Residual Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-14
      provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs
      (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

(B) On each Distribution Date (1) on or after the Stepdown Date and (2) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for this class, until their class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) sequentially, in ascending numerical order, to the Sequential Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Sequential Class M Principal Distribution Amount, until their respective class certificates balances have been reduced to zero,

(iii) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-15

(ix) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v) certain swap termination payments to the Supplemental Interest Trust, and

      (vi) if a 40-Year Trigger Event is in effect, then any remaining amounts will be distributed first, to the Class A-1 and Class A-2 Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then to the Sequential Class M Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then sequentially to the Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates, the lesser of (x) any remaining amounts and (y) the amount necessary to increase the actual overcollateralized amount for such distribution date so that a 40-Year Trigger Event is no longer in effect, in each case, until their respective class certificate balances have been reduced to zero; and

      (vii) to the holders of the Class X Certificates, any remaining amounts.

Notwithstanding the foregoing, if the Stepdown Date is the date on which the class certificate balance of the Class A certificates is reduced to zero, any Principal Distribution Amount remaining after principal distributions to the Class A certificates pursuant to clause (A) above under the subheading "Principal Distributions on the Certificates" above will be included as part of the distributions pursuant to clause (B) above under the subheading "Principal Distributions on the Certificates" above.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date, the net swap receivable from the Swap Provider for such Distribution Date, any swap termination payments owed to the Swap Provider or received from the Swap Provider and cap payments to the issuing entity from the Interest Rate Cap. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

      (i) to the Swap Provider, any net swap payments and certain swap termination payments (other than a defaulted swap termination payment) owed for such Distribution Date,

      (ii)  to the certificateholders, to pay interest according to sections
            (ii), (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-16

      (iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the required overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

      (iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow," to the extent unpaid from other available funds,

      (v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

      (vi)  to the holders of the Class X Certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 Certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-17

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------

--------------------------------- ------------------- ------------------- ------------------ ------------------- -------------------
Product                               No Penalty         1-12 Months        13-24 Months        25-36 Months           Total
--------------------------------- ------------------- ------------------- ------------------ ------------------- -------------------

2 YR ARM                                 $52,542,237          $8,946,137       $107,665,879          $5,485,997        $174,640,250
2 YR ARM 40/40                             4,756,565             611,835          2,674,275                   0           8,042,675
2 YR ARM BALLOON 40/30                    22,360,724           3,315,432         43,572,181           3,189,316          72,437,653
2 YR ARM BALLOON 40/30 IO                          0                   0                  0             658,400             658,400
2 YR ARM BALLOON 45/30                       400,824             449,949          3,276,823             693,500           4,821,097
2 YR ARM BALLOON 50/30                     5,623,858           2,743,451         11,720,143             453,971          20,541,424
2 YR ARM IO                               17,801,016           5,305,616         44,415,749           5,559,513          73,081,894
3 YR ARM                                  24,814,900           2,593,370          3,433,926          17,270,635          48,112,832
3 YR ARM 40/40                               737,182                   0                  0             675,823           1,413,005
3 YR ARM BALLOON 40/30                    21,346,255           1,829,306          5,617,075          10,134,107          38,926,743
3 YR ARM BALLOON 45/30                             0             258,682            681,829                   0             940,510
3 YR ARM BALLOON 50/30                     8,068,160           2,773,551            331,932          16,088,343          27,261,985
3 YR ARM IO                                7,763,075           1,073,926          2,303,770          11,263,895          22,404,666
40 YR FIXED                                  546,778                   0            457,038           1,343,557           2,347,373
5 YR ARM                                   2,374,989             530,716            401,846           4,287,898           7,595,450
5 YR ARM 40/40                               190,414                   0                  0             430,000             620,414
5 YR ARM BALLOON 40/30                       451,667                   0                  0             518,561             970,227
5 YR ARM BALLOON 45/30                       357,973             339,782                  0             672,462           1,370,217
5 YR ARM BALLOON 50/30                             0                   0                  0             463,381             463,381
5 YR ARM IO                                1,982,594             332,500            666,000           8,010,535          10,991,629
FIXED                                     25,608,507           5,790,903          4,163,548          64,715,826         100,278,784
FIXED BALLOON 30/15                        6,376,237             268,281          4,197,663           3,056,282          13,898,463
FIXED BALLOON 40/30                        5,022,659           1,156,556          2,136,184           9,349,466          17,664,866
FIXED BALLOON 45/30                          543,920                   0                  0           1,699,842           2,243,762
FIXED BALLOON 50/30                        1,518,957                   0                  0           2,683,385           4,202,342
FIXED IO                                   1,390,658           2,152,975                  0           8,246,507          11,790,140
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    $212,580,150         $40,472,970       $237,715,861        $176,951,202      $667,720,183
------------------------------------------------------------------------------------------------------------------------------------
(1) Columns may not add due to rounding









This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-18

Remaining Prepayment Penalty Term by Product Type(1)(2)
-------------------------------------------------------

------------------------------------ ------------------- ------------------ ------------------- ------------------
Product                                  No Penalty         1-12 Months        13-24 Months       25-36 Months
------------------------------------ ------------------- ------------------ ------------------- ------------------
2 YR ARM                                          7.87%              1.34%              16.12%              0.82%
2 YR ARM 40/40                                     0.71               0.09                0.40               0.00
2 YR ARM BALLOON 40/30                             3.35               0.50                6.53               0.48
2 YR ARM BALLOON 40/30 IO                          0.00               0.00                0.00               0.10
2 YR ARM BALLOON 45/30                             0.06               0.07                0.49               0.10
2 YR ARM BALLOON 50/30                             0.84               0.41                1.76               0.07
2 YR ARM IO                                        2.67               0.79                6.65               0.83
3 YR ARM                                           3.72               0.39                0.51               2.59
3 YR ARM 40/40                                     0.11               0.00                0.00               0.10
3 YR ARM BALLOON 40/30                             3.20               0.27                0.84               1.52
3 YR ARM BALLOON 45/30                             0.00               0.04                0.10               0.00
3 YR ARM BALLOON 50/30                             1.21               0.42                0.05               2.41
3 YR ARM IO                                        1.16               0.16                0.35               1.69
40 YR FIXED                                        0.08               0.00                0.07               0.20
5 YR ARM                                           0.36               0.08                0.06               0.64
5 YR ARM 40/40                                     0.03               0.00                0.00               0.06
5 YR ARM BALLOON 40/30                             0.07               0.00                0.00               0.08
5 YR ARM BALLOON 45/30                             0.05               0.05                0.00               0.10
5 YR ARM BALLOON 50/30                             0.00               0.00                0.00               0.07
5 YR ARM IO                                        0.30               0.05                0.10               1.20
FIXED                                              3.84               0.87                0.62               9.69
FIXED BALLOON 30/15                                0.95               0.04                0.63               0.46
FIXED BALLOON 40/30                                0.75               0.17                0.32               1.40
FIXED BALLOON 45/30                                0.08               0.00                0.00               0.25
FIXED BALLOON 50/30                                0.23               0.00                0.00               0.40
FIXED IO                                           0.21               0.32                0.00               1.24
------------------------------------ ------------------- ------------------ ------------------- ------------------
Total:                                           31.84%              6.06%              35.60%             26.50%
------------------------------------ ------------------- ------------------ ------------------- ------------------

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2)   Columns may not add due to rounding.








This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-19

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

|X| The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

|X| 1-month and 6-month Forward LIBOR curves (as of close on February 9, 2007) are used

|X|   40% loss severity

|X|   There is a 6 month lag in recoveries

|X|   100% Principal and Interest Advancing

|X| Run to call with collateral losses calculated through the life of the applicable bond

|X|   Certificates are priced at par, except M-9 (98.1718%)

|X|   Assumes bonds pay on 25th calendar day of the month

------------------------------------------------------------------------------------------------------------------------------------
                                               First Dollar of Loss              LIBOR Flat                    0% Return
               ---------------------------------------------------------------------------------------------------------------------
Class M-1      CDR (%)                                             49.96                        50.03                         51.92
               Yield (%)                                          5.4059                       5.1458                        0.0148
               WAL                                                  2.59                         2.59                          2.50
               Modified Duration                                    2.39                         2.39                          2.37
               Principal Window                            09/09 - 09/09                09/09 - 09/09                 08/09 - 08/09
               Principal Writedown                      7,167.76 (0.03%)           193,194.50 (0.74%)         3,533,558.07 (13.53%)
               Total Collat Loss                 168,572,891.74 (25.43%)      168,744,936.57 (25.46%)       171,536,593.04 (25.88%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-2      CDR (%)                                             35.67                        35.77                         37.71
               Yield (%)                                          5.4082                       5.1233                        0.0066
               WAL                                                  3.17                         3.17                          3.06
               Modified Duration                                    2.88                         2.88                          2.87
               Principal Window                            04/10 - 04/10                04/10 - 04/10                 03/10 - 03/10
               Principal Writedown                     11,960.74 (0.04%)           333,987.91 (1.01%)         5,507,411.00 (16.58%)
               Total Collat Loss                 140,140,512.15 (21.14%)      140,435,044.69 (21.19%)       144,885,708.13 (21.86%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-3      CDR (%)                                             30.87                        30.91                         31.59
               Yield (%)                                          5.4139                       5.1363                        0.0234
               WAL                                                  3.42                         3.42                          3.41
               Modified Duration                                    3.08                         3.09                          3.15
               Principal Window                            07/10 - 07/10                07/10 - 07/10                 07/10 - 07/10
               Principal Writedown                     21,446.02 (0.16%)           160,805.47 (1.18%)         2,516,582.25 (18.52%)
               Total Collat Loss                 128,593,339.80 (19.40%)      128,720,662.49 (19.42%)       130,871,262.55 (19.74%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-4      CDR (%)                                             26.92                        26.97                         27.73
               Yield (%)                                          5.5178                       5.1352                        0.0386
               WAL                                                  3.67                         3.67                          3.57
               Modified Duration                                    3.28                         3.29                          3.28
               Principal Window                            10/10 - 10/10                10/10 - 10/10                 09/10 - 09/10
               Principal Writedown                      9,401.61 (0.08%)           196,789.69 (1.60%)         2,410,257.14 (19.65%)
               Total Collat Loss                 118,220,281.02 (17.84%)      118,391,010.82 (17.86%)       120,133,945.55 (18.12%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-5      CDR (%)                                             22.86                        22.92                         23.72
               Yield (%)                                          5.5161                       5.1196                        0.0475
               WAL                                                  3.92                         3.92                          3.80
               Modified Duration                                    3.48                         3.49                          3.48
               Principal Window                            01/11 - 01/11                01/11 - 01/11                 12/10 - 12/10
               Principal Writedown                     25,578.29 (0.18%)           268,217.35 (1.88%)         2,989,588.92 (20.98%)
               Total Collat Loss                 106,018,727.45 (15.99%)      106,240,516.59 (16.03%)       108,473,460.29 (16.36%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-6      CDR (%)                                             20.42                        20.46                         20.91
               Yield (%)                                          5.5564                       5.1502                        0.0645
               WAL                                                  4.09                         4.09                          4.05
               Modified Duration                                    3.60                         3.61                          3.67
               Principal Window                            03/11 - 03/11                03/11 - 03/11                 03/11 - 03/11
               Principal Writedown                     30,850.11 (0.33%)           200,074.61 (2.16%)         2,095,549.44 (22.58%)
               Total Collat Loss                  98,037,905.72 (14.79%)       98,193,574.05 (14.81%)        99,936,086.45 (15.08%)
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-20

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

|X| The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

|X| 1-month and 6-month Forward LIBOR curves (as of close on February 9, 2007) are used

|X|   40% loss severity

|X|   There is a 6 month lag in recoveries

|X|   100% Principal and Interest Advancing

|X| Run to call with collateral losses calculated through the life of the applicable bond

|X|   Certificates are priced at par, except M-9 (98.1718%)

|X|   Assumes bonds pay on 25th calendar day of the month

------------------------------------------------------------------------------------------------------------------------------------
                                              First Dollar of Loss              LIBOR Flat                     0% Return
            ------------------------------------------------------------------------------------------------------------------------
Class M-7   CDR (%)                                               18.11                         18.22                         18.66
            Yield (%)                                            6.2853                        5.1682                        0.0568
            WAL                                                    4.26                          4.25                          4.19
            Modified Duration                                      3.67                          3.68                          3.74
            Principal Window                              05/11 - 05/11                 05/11 - 05/11                 05/11 - 05/11
            Principal Writedown                       28,240.21 (0.30%)            513,399.62 (5.53%)         2,447,948.52 (26.38%)
            Total Collat Loss                    89,940,846.09 (13.57%)        90,391,051.70 (13.64%)        92,181,458.37 (13.91%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-8   CDR (%)                                               16.14                         16.31                         16.74
            Yield (%)                                            7.0957                        5.1518                        0.0656
            WAL                                                    4.42                          4.41                          4.26
            Modified Duration                                      3.72                          3.74                          3.73
            Principal Window                              07/11 - 07/11                 07/11 - 07/11                 06/11 - 06/11
            Principal Writedown                       10,930.47 (0.13%)            794,029.25 (9.58%)         2,484,910.37 (29.99%)
            Total Collat Loss                    82,674,126.07 (12.47%)        83,402,232.79 (12.58%)        84,750,473.30 (12.79%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-9   CDR (%)                                               14.08                         14.36                         14.80
            Yield (%)                                            8.1393                        5.1763                        0.0116
            WAL                                                    4.59                          4.56                          4.35
            Modified Duration                                      3.77                          3.79                          3.78
            Principal Window                              09/11 - 09/11                 09/11 - 09/11                 08/11 - 08/11
            Principal Writedown                       18,304.16 (0.20%)         1,383,406.01 (14.91%)         3,260,205.58 (35.13%)
            Total Collat Loss                    74,479,995.62 (11.24%)        75,739,143.05 (11.43%)        77,280,748.72 (11.66%)
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-21

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

|X|   Prepayments capped at 85% CPR

|X|   Static LIBOR

|X|   10% Clean Up Call is not exercised

                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
 -----------------------------------------------------------------------------------------------------------------------------------
 Class A-1    WAL                    4.40             3.00             2.10             1.36             1.17             1.04
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           317              232              176              33               27               24
 -----------------------------------------------------------------------------------------------------------------------------------
 Class A-2A   WAL                    1.68             1.24             1.00             0.84             0.73             0.65
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           38               26               22               18               15               13
 -----------------------------------------------------------------------------------------------------------------------------------
 Class A-2B   WAL                    3.81             2.54             2.00             1.73             1.46             1.26
              First Prin Pay          38               26               22               18               15               13
              Last Prin Pay           57               35               26               23               20               17
 -----------------------------------------------------------------------------------------------------------------------------------
 Class A-2C   WAL                    7.85             5.16             3.00             2.12             1.89             1.68
              First Prin Pay          57               35               26               23               20               17
              Last Prin Pay           154              102              74               30               25               23
 -----------------------------------------------------------------------------------------------------------------------------------
 Class A-2D   WAL                    17.26            11.82            8.67             2.62             2.13             1.97
              First Prin Pay          154              102              74               30               25               23
              Last Prin Pay           314              229              172              33               27               24
 -----------------------------------------------------------------------------------------------------------------------------------
 Class M-1    WAL                    5.30             3.61             4.02             4.23             3.37             2.87
              First Prin Pay          50               38               44               46               36               31
              Last Prin Pay           79               52               52               57               45               38
 -----------------------------------------------------------------------------------------------------------------------------------
 Class M-2    WAL                    9.32             6.16             5.01             5.75             4.58             3.83
              First Prin Pay          79               52               52               57               45               38
              Last Prin Pay           160              106              77               88               70               58
 -----------------------------------------------------------------------------------------------------------------------------------
 Class M-3    WAL                    17.62            12.05            8.86             8.95             7.15             5.92
              First Prin Pay          160              106              77               88               70               58
              Last Prin Pay           291              206              155              137              110              91
 -----------------------------------------------------------------------------------------------------------------------------------
 Class M-4    WAL                    9.39             6.30             5.00             4.35             3.47             2.95
              First Prin Pay          50               38               43               43               34               30
              Last Prin Pay           265              184              137              106              85               70
 -----------------------------------------------------------------------------------------------------------------------------------
 Class M-5    WAL                    9.37             6.28             4.94             4.21             3.36             2.86
              First Prin Pay          50               38               42               41               33               28
              Last Prin Pay           259              178              133              103              82               68
 -----------------------------------------------------------------------------------------------------------------------------------
 Class M-6    WAL                    9.34             6.26             4.88             4.12             3.28             2.80
              First Prin Pay          50               37               41               40               32               27
              Last Prin Pay           250              174              128              98               79               65
 -----------------------------------------------------------------------------------------------------------------------------------
 Class M-7    WAL                    9.31             6.23             4.84             4.04             3.23             2.75
              First Prin Pay          50               37               40               39               31               27
              Last Prin Pay           243              168              124              95               76               63
 -----------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-22

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

|X|   Prepayments capped at 85% CPR

|X|   Static LIBOR

|X|   10% Clean Up Call is not exercised

                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
 -----------------------------------------------------------------------------------------------------------------------------------
 Class M-8    WAL                    9.28             6.21             4.80             3.98             3.18             2.71
              First Prin Pay          50               37               39               38               30               26
              Last Prin Pay           235              162              119              92               73               60
 -----------------------------------------------------------------------------------------------------------------------------------
 Class M-9    WAL                    9.23             6.17             4.74             3.91             3.13             2.68
              First Prin Pay          50               37               39               37               29               26
              Last Prin Pay           227              156              114              88               70               58
 -----------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-23

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

|X|   Prepayments capped at 85% CPR

|X|   Static LIBOR

|X|   10% Clean Up Call is exercised on the first date possible

                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
------------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.10             2.77             1.93             1.36             1.17             1.04
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           156              103              75               33               27               24
------------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.68             1.24             1.00             0.84             0.73             0.65
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           38               26               22               18               15               13
------------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    3.81             2.54             2.00             1.73             1.46             1.26
              First Prin Pay          38               26               22               18               15               13
              Last Prin Pay           57               35               26               23               20               17
------------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    7.85             5.16             3.00             2.12             1.89             1.68
              First Prin Pay          57               35               26               23               20               17
              Last Prin Pay           154              102              74               30               25               23
------------------------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                    13.00            8.59             6.25             2.62             2.13             1.97
              First Prin Pay          154              102              74               30               25               23
              Last Prin Pay           156              103              75               33               27               24
------------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    5.30             3.61             4.02             4.23             3.37             2.87
              First Prin Pay          50               38               44               46               36               31
              Last Prin Pay           79               52               52               57               45               38
------------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    9.32             6.15             5.01             4.83             3.84             3.25
              First Prin Pay          79               52               52               57               45               38
              Last Prin Pay           156              103              75               58               46               39
------------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    13.01            8.59             6.26             4.84             3.84             3.26
              First Prin Pay          156              103              75               58               46               39
              Last Prin Pay           156              103              75               58               46               39
------------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.56             5.68             4.54             4.00             3.19             2.73
              First Prin Pay          50               38               43               43               34               30
              Last Prin Pay           156              103              75               58               46               39
------------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.56             5.68             4.49             3.88             3.09             2.64
              First Prin Pay          50               38               42               41               33               28
              Last Prin Pay           156              103              75               58               46               39
------------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.56             5.68             4.45             3.79             3.02             2.59
              First Prin Pay          50               37               41               40               32               27
              Last Prin Pay           156              103              75               58               46               39
------------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.56             5.68             4.42             3.73             2.97             2.55
              First Prin Pay          50               37               40               39               31               27
              Last Prin Pay           156              103              75               58               46               39
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-24

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:

|X|   Prepayments capped at 85% CPR

|X|   Static LIBOR

|X|   10% Clean Up Call is exercised on the first date possible

                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA         175 PPA
                               -----------------------------------------------------------------------------------------------------
 Class M-8     WAL                   8.57             5.68             4.41             3.68             2.94            2.52
               First Prin Pay         50               37               39               38               30              26
               Last Prin Pay          156              103              75               58               46              39
 -----------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------
 Class M-9     WAL                   8.56             5.68             4.38             3.64             2.91            2.51
               First Prin Pay         50               37               39               37               29              26
               Last Prin Pay          156              103              75               58               46              39
 -----------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-25

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR adjust in accordance with the LIBOR Forward Curves as of close on February 9, 2007,
(ii) day count convention of 30/360 is applied, and (iii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

              Distribution       Excess                      Distribution        Excess                                     Excess
Period           Date         Spread (%)        Period          Date            Spread (%)     Period        Date         Spread (%)
------------------------------------------------------------------------------------------------------------------------------------

   1           Mar-07              2.60           49          Mar-11              4.59           97          Mar-15             4.17
   2           Apr-07              2.43           50          Apr-11              4.06           98          Apr-15             3.63
   3           May-07              2.60           51          May-11              4.22           99          May-15             3.83
   4           Jun-07              2.42           52          Jun-11              4.04           100         Jun-15             3.67
   5           Jul-07              2.60           53          Jul-11              4.22           101         Jul-15             3.87
   6           Aug-07              2.43           54          Aug-11              4.04           102         Aug-15             3.72
   7           Sep-07              2.43           55          Sep-11              4.03           103         Sep-15             3.74
   8           Oct-07              2.61           56          Oct-11              4.20           104         Oct-15             3.93
   9           Nov-07              2.44           57          Nov-11              4.01           105         Nov-15             3.78
  10           Dec-07              2.63           58          Dec-11              4.19           106         Dec-15             3.98
  11           Jan-08              2.46           59          Jan-12              4.04           107         Jan-16             3.84
  12           Feb-08              2.48           60          Feb-12              4.06           108         Feb-16             3.87
  13           Mar-08              2.84           61          Mar-12              4.42           109         Mar-16             4.23
  14           Apr-08              2.50           62          Apr-12              4.05           110         Apr-16             3.92
  15           May-08              2.68           63          May-12              4.22           111         May-16             4.12
  16           Jun-08              2.52           64          Jun-12              4.04           112         Jun-16             3.98
  17           Jul-08              2.70           65          Jul-12              4.22           113         Jul-16             4.19
  18           Aug-08              2.54           66          Aug-12              4.03           114         Aug-16             4.05
  19           Sep-08              2.56           67          Sep-12              4.01           115         Sep-16             4.08
  20           Oct-08              2.75           68          Oct-12              4.18           116         Oct-16             4.28
  21           Nov-08              2.67           69          Nov-12              3.99           117         Nov-16             4.15
  22           Dec-08              3.17           70          Dec-12              4.16           118         Dec-16             4.35
  23           Jan-09              3.58           71          Jan-13              3.97           119         Jan-17             4.23
  24           Feb-09              3.63           72          Feb-13              3.97           120         Feb-17             4.26
  25           Mar-09              4.15           73          Mar-13              4.49
  26           Apr-09              3.63           74          Apr-13              3.95
  27           May-09              3.80           75          May-13              4.11
  28           Jun-09              3.64           76          Jun-13              3.62
  29           Jul-09              3.87           77          Jul-13              3.80
  30           Aug-09              3.70           78          Aug-13              3.60
  31           Sep-09              3.70           79          Sep-13              3.59
  32           Oct-09              3.88           80          Oct-13              3.77
  33           Nov-09              3.71           81          Nov-13              3.57
  34           Dec-09              3.93           82          Dec-13              3.75
  35           Jan-10              4.07           83          Jan-14              3.54
  36           Feb-10              4.09           84          Feb-14              3.54
  37           Mar-10              4.60           85          Mar-14              4.10
  38           Apr-10              3.90           86          Apr-14              3.52
  39           May-10              4.08           87          May-14              3.70
  40           Jun-10              3.97           88          Jun-14              3.50
  41           Jul-10              4.27           89          Jul-14              3.70
  42           Aug-10              4.10           90          Aug-14              3.52
  43           Sep-10              4.09           91          Sep-14              3.53
  44           Oct-10              4.26           92          Oct-14              3.73
  45           Nov-10              4.08           93          Nov-14              3.55
  46           Dec-10              4.25           94          Dec-14              3.75
  47           Jan-11              4.07           95          Jan-15              3.58
  48           Feb-11              4.08           96          Feb-15              3.60


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-26

WAC Cap, Loan Group I Cap, Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption, and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

         Distribution                 Loan Group     Loan Group               Distribution                 Loan Group I   Loan Group
Period       Date       WAC Cap (%)    I Cap (%)     II Cap (%)    Period         Date        WAC Cap (%)     Cap (%)     II Cap (%)
------------------------------------------------------------------------------------------------------------------------------------
  1         Mar-07         19.31         19.43          19.21        49          Mar-11          22.61          22.66          22.58
  2         Apr-07         19.04         19.16          18.95        50          Apr-11          21.40          21.44          21.37
  3         May-07         19.28         19.40          19.19        51          May-11          21.75          21.80          21.72
  4         Jun-07         19.01         19.13          18.92        52          Jun-11          21.38          21.41          21.35
  5         Jul-07         19.25         19.37          19.16        53          Jul-11          21.88          21.87          21.89
  6         Aug-07         18.98         19.09          18.89        54          Aug-11          21.49          21.48          21.49
  7         Sep-07         18.95         19.07          18.86        55          Sep-11          21.47          21.46          21.47
  8         Oct-07         19.18         19.30          19.09        56          Oct-11          21.82          21.81          21.82
  9         Nov-07         18.90         19.02          18.81        57          Nov-11          21.42          21.42          21.43
  10        Dec-07         19.12         19.24          19.03        58          Dec-11          21.79          21.78          21.80
  11        Jan-08         18.83         18.95          18.75        59          Jan-12          21.56          21.51          21.61
  12        Feb-08         18.80         18.92          18.71        60          Feb-12          21.55          21.50          21.60
  13        Mar-08         19.30         19.42          19.21        61          Mar-12          12.12          12.06          12.16
  14        Apr-08         18.73         18.85          18.65        62          Apr-12          11.32          11.26          11.36
  15        May-08         18.96         19.08          18.87        63          May-12          11.68          11.62          11.73
  16        Jun-08         18.67         18.79          18.58        64          Jun-12          11.29          11.23          11.33
  17        Jul-08         18.89         19.01          18.80        65          Jul-12          11.66          11.60          11.72
  18        Aug-08         18.61         18.72          18.52        66          Aug-12          11.27          11.21          11.33
  19        Sep-08         18.58         18.69          18.51        67          Sep-12          11.26          11.19          11.31
  20        Oct-08         18.82         18.95          18.73        68          Oct-12          11.61          11.54          11.67
  21        Nov-08         18.61         18.83          18.44        69          Nov-12          11.22          11.15          11.28
  22        Dec-08         19.24         19.64          18.94        70          Dec-12          11.58          11.51          11.64
  23        Jan-09         19.52         19.71          19.39        71          Jan-13          11.21          11.13          11.27
  24        Feb-09         19.44         19.64          19.30        72          Feb-13          11.19          11.11          11.26
  25        Mar-09         20.27         20.48          20.12        73          Mar-13          12.37          12.28          12.44
  26        Apr-09         19.25         19.44          19.10        74          Apr-13          11.16          11.08          11.22
  27        May-09         19.54         19.78          19.35        75          May-13          11.51          11.43          11.58
  28        Jun-09         19.35         19.66          19.12        76          Jun-13          11.12          11.04          11.19
  29        Jul-09         19.89         20.11          19.73        77          Jul-13          11.49          11.40          11.57
  30        Aug-09         19.55         19.76          19.39        78          Aug-13          11.11          11.02          11.18
  31        Sep-09         19.50         19.71          19.35        79          Sep-13          11.09          11.00          11.16
  32        Oct-09         19.77         20.00          19.60        80          Oct-13          11.44          11.34          11.52
  33        Nov-09         19.46         19.73          19.25        81          Nov-13          11.05          10.96          11.13
  34        Dec-09         19.92         20.25          19.66        82          Dec-13          11.41          11.30          11.49
  35        Jan-10         20.12         20.29          19.99        83          Jan-14          11.03          10.93          11.12
  36        Feb-10         20.09         20.27          19.95        84          Feb-14          11.02          10.91          11.10
  37        Mar-10         21.12         21.31          20.96        85          Mar-14          12.18          12.06          12.27
  38        Apr-10         20.35         20.54          20.21        86          Apr-14          10.98          10.87          11.07
  39        May-10         20.81         21.05          20.63        87          May-14          11.33          11.21          11.42
  40        Jun-10         20.64         20.93          20.42        88          Jun-14          10.94          10.83          11.03
  41        Jul-10         21.43         21.58          21.31        89          Jul-14          11.29          11.17          11.38
  42        Aug-10         21.07         21.23          20.96        90          Aug-14          10.91          10.79          11.00
  43        Sep-10         21.06         21.20          20.94        91          Sep-14          10.89          10.77          10.98
  44        Oct-10         21.40         21.55          21.28        92          Oct-14          11.23          11.11          11.33
  45        Nov-10         21.03         21.19          20.91        93          Nov-14          10.85          10.73          10.95
  46        Dec-10         21.47         21.66          21.33        94          Dec-14          11.19          11.07          11.29
  47        Jan-11         21.45         21.48          21.42        95          Jan-15          10.82          10.70          10.91
  48        Feb-11         21.44         21.48          21.41        96          Feb-15          10.80          10.68          10.89


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-27

WAC Cap, Loan Group I Cap, Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, (iii) prepayments on the Mortgage Loans occur at the Pricing Prepayment Assumption, and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the Mortgage Loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the Mortgage Loans on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

     Period         Distribution Date         WAC Cap (%)       Loan Group I Cap (%)   Loan Group II Cap (%)
-------------------------------------------------------------------------------------------------------------
       97                Mar-15                  11.93                  11.80                  12.04
       98                Apr-15                  10.76                  10.64                  10.86
       99                May-15                  11.10                  10.97                  11.20
      100                Jun-15                  10.72                  10.60                  10.82
      101                Jul-15                  11.06                  10.93                  11.16
      102                Aug-15                  10.69                  10.56                  10.79
      103                Sep-15                  10.67                  10.54                  10.77
      104                Oct-15                  11.00                  10.87                  11.11
      105                Nov-15                  10.63                  10.50                  10.73
      106                Dec-15                  10.97                  10.83                  11.07
      107                Jan-16                  10.59                  10.46                  10.70
      108                Feb-16                  10.58                  10.44                  10.68
      109                Mar-16                  11.29                  11.14                  11.40
      110                Apr-16                  10.54                  10.41                  10.65
      111                May-16                  10.87                  10.73                  10.98
      112                Jun-16                  10.50                  10.37                  10.61
      113                Jul-16                  10.83                  10.69                  10.95
      114                Aug-16                  10.47                  10.33                  10.58
      115                Sep-16                  10.45                  10.31                  10.56
      116                Oct-16                  10.78                  10.64                  10.89
      117                Nov-16                  10.41                  10.27                  10.52
      118                Dec-16                  10.74                  10.60                  10.86
      119                Jan-17                  10.38                  10.24                  10.49
      120                Feb-17                  10.36                  10.22                  10.47


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-28

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $509,597,498. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the issuing entity will be obligated to pay an amount equal to a per annum rate of 5.23% (on an actual/360 basis) on the swap notional amount balance to the Swap Provider and the issuing entity will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                                            Swap Schedule

                                           Swap Notional                                                  Swap Notional
      Period         Distribution Date       Amount ($)             Period         Distribution Date        Amount ($)
------------------------------------------------------------------------------------------------------------------------
        1                  Mar-07             509,597,498             38                Apr-10              60,422,862
        2                  Apr-07             502,129,907             39                May-10              60,422,862
        3                  May-07             493,104,403             40                Jun-10              60,422,862
        4                  Jun-07             482,539,816             41                Jul-10              60,422,862
        5                  Jul-07             470,469,583             42                Aug-10              57,845,238
        6                  Aug-07             456,940,474             43                Sep-10              54,973,854
        7                  Sep-07             442,015,619             44                Oct-10              52,252,542
        8                  Oct-07             425,774,321             45                Nov-10              49,673,113
        9                  Nov-07             408,341,817             46                Dec-10              47,227,839
        10                 Dec-07             389,846,850             47                Jan-11              44,909,428
        11                 Jan-08             370,969,119             48                Feb-11              42,711,010
        12                 Feb-08             352,919,827             49                Mar-11              40,626,075
        13                 Mar-08             335,711,326             50                Apr-11              38,648,490
        14                 Apr-08             319,304,091             51                May-11              36,772,468
        15                 May-08             303,660,467             52                Jun-11              34,992,544
        16                 Jun-08             288,744,583             53                Jul-11              33,303,557
        17                 Jul-08             274,507,405             54                Aug-11              31,700,633
        18                 Aug-08             260,925,284             55                Sep-11              30,080,894
        19                 Sep-08             247,935,792             56                Oct-11              28,514,341
        20                 Oct-08             235,491,875             57                Nov-11              27,026,973
        21                 Nov-08             223,178,022             58                Dec-11              25,614,522
        22                 Dec-08             211,182,339             59                Jan-12              24,273,025
        23                 Jan-09             193,738,317             60                Feb-12              22,996,561
        24                 Feb-09             165,336,854
        25                 Mar-09             141,222,469
        26                 Apr-09             124,162,133
        27                 May-09             116,332,810
        28                 Jun-09             109,250,799
        29                 Jul-09             102,552,047
        30                 Aug-09              96,215,056
        31                 Sep-09              90,219,406
        32                 Oct-09              84,546,017
        33                 Nov-09              79,176,929
        34                 Dec-09              74,095,188
        35                 Jan-10              69,285,228
        36                 Feb-10              64,733,098
        37                 Mar-10              60,422,862


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-29

Interest Rate Cap. This transaction will contain a one-month LIBOR interest rate cap agreement with an initial notional amount of $0, a strike rate of one-month LIBOR equal to a per annum rate of 6.50% (on an actual/360 basis) and a term of 60 months. The Interest Rate Cap notional amount will amortize according to the schedule below.

                                                   The Interest Rate Cap Schedule

                                        Interest Rate Cap                                              Interest Rate Cap
      Period        Distribution Date   Notional Amount ($)          Period       Distribution Date    Notional Amount ($)
--------------------------------------------------------------------------------------------------------------------------
        1                 Mar-07                  0                    38              Apr-10              99,437,910
        2                 Apr-07              2,551,625                39              May-10              95,644,482
        3                 May-07              5,657,020                40              Jun-10              90,701,332
        4                 Jun-07              9,306,689                41              Jul-10              85,919,428
        5                 Jul-07              13,482,880               42              Aug-10              83,871,696
        6                 Aug-07              18,160,075               43              Sep-10              82,268,194
        7                 Sep-07              23,303,609               44              Oct-10              80,660,070
        8                 Oct-07              28,869,808               45              Nov-10              79,050,670
        9                 Nov-07              34,793,730               46              Dec-10              77,443,043
        10                Dec-07              41,007,711               47              Jan-11              75,839,964
        11                Jan-08              47,218,965               48              Feb-11              74,243,982
        12                Feb-08              52,929,595               49              Mar-11              72,657,339
        13                Mar-08              58,148,343               50              Apr-11              71,082,091
        14                Apr-08              62,904,812               51              May-11              69,520,087
        15                May-08              67,227,016               52              Jun-11              67,972,989
        16                Jun-08              71,141,461               53              Jul-11              66,442,279
        17                Jul-08              74,681,110               54              Aug-11              64,929,271
        18                Aug-08              77,864,038               55              Sep-11              63,533,389
        19                Sep-08              80,728,554               56              Oct-11              62,181,275
        20                Oct-08              83,303,565               57              Nov-11              60,843,763
        21                Nov-08              85,802,238               58              Dec-11              59,521,750
        22                Dec-08              88,109,605               59              Jan-12              58,216,226
        23                Jan-09              93,117,354               60              Feb-12              56,923,274
        24                Feb-09             103,235,613
        25                Mar-09             110,175,616
        26                Apr-09             113,351,614
        27                May-09             112,702,732
        28                Jun-09             111,779,944
        29                Jul-09             110,737,853
        30                Aug-09             109,589,043
        31                Sep-09             108,344,973
        32                Oct-09             107,016,430
        33                Nov-09             105,613,426
        34                Dec-09             104,145,180
        35                Jan-10             102,620,875
        36                Feb-10             101,050,239
        37                Mar-10              99,437,910


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-30

Selected Mortgage Loan Data(1)
------------------------------

                               The Mortgage Loans - All Collateral

 Aggregate Scheduled Principal Balance:(2)                                         $667,720,183
 Number of Mortgage Loans:                                                                3,625
 Average Scheduled Principal Balance:                                                  $184,199
 Weighted Average Gross Interest Rate:                                                   8.460%
 Weighted Average Net Interest Rate:((3))                                                7.950%
 Weighted Average Original FICO Score:                                                      623
 Weighted Average Original LTV:((4))                                                     82.89%
 Weighted Average Combined Original LTV:((4))                                            85.05%
 Weighted Average Combined Original LTV with Silent Seconds:((4))                        89.05%
 Weighted Average Stated Remaining Term (months):                                           356
 Weighted Average Seasoning (months):                                                         1
 Weighted Average Months to Roll:(5)                                                         27
 Weighted Average Gross Margin:(5)                                                       5.842%
 Weighted Average Initial Rate Cap:((5))                                                 2.290%
 Weighted Average Periodic Rate Cap:((5))                                                1.070%
 Weighted Average Gross Maximum Lifetime Rate:(5)                                       14.717%
 Percentage of Mortgage Loans with Silent Seconds:((6))                                  11.65%
 Non-Zero Weighted Average Debt to Income Ratio at Origination:                          42.14%
 Percentage of Mortgage Loans with Mortgage Insurance:                                    0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the statistical calculation date unless otherwise noted.

(2) The initial aggregate scheduled principal balance of the collateral will be subject to an upward or downward variance of no more than approximately 10%.

(3) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.

(4) With respect to first lien mortgage loans, the original LTV reflects the original loan-to-value ratio. With respect to the second lien mortgage loans, the combined original LTV reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined original LTV with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any second lien mortgage loans not included in the mortgage loan pool that is secured by the related mortgaged property and originated in connection with the origination of the first lien mortgage loan, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.

(5) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.

(6) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.


                                              Distribution by Current Principal Balance


                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Current                   Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Principal Balance         of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                207      $7,386,445      1.11%    11.258%    633     $35,683    95.01%    95.11%    65.93%     92.83%
$50,001 - $75,000              376      23,807,028      3.57     10.071     621      63,317    88.14     89.97     68.77      86.97
$75,001 - $100,000             417      36,947,843      5.53      9.368     613      88,604    86.06     88.62     72.21      89.69
$100,001 - $125,000            417      47,182,864      7.07      8.877     613     113,148    85.49     88.97     71.74      91.27
$125,001 - $150,000            414      56,898,386      8.52      8.785     616     137,436    85.70     90.01     68.75      92.52
$150,001 - $200,000            576     100,524,071     15.05      8.527     615     174,521    85.57     89.03     69.58      94.16
$200,001 - $250,000            413      92,896,354     13.91      8.287     621     224,931    84.23     88.20     63.96      92.93
$250,001 - $300,000            265      72,807,652     10.90      8.307     630     274,746    84.78     89.44     51.47      92.38
$300,001 - $350,000            169      54,863,722      8.22      8.154     632     324,637    86.21     90.52     56.60      92.88
$350,001 - $400,000            131      48,810,365      7.31      8.022     624     372,598    84.47     89.56     52.80      97.04
$400,001 & Above               240     125,595,452     18.81      7.886     634     523,314    83.18     87.84     47.15      94.56
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-31

                                                    Distribution by Current Rate


                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Current Rate              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499%                   4      $1,250,968      0.19%     5.384%    658    $312,742    66.58%    66.58%    74.10%    100.00%
5.500 - 5.999%                  24       8,392,458      1.26      5.828     677     349,686    71.43     73.46     83.21     100.00
6.000 - 6.499%                  82      23,725,514      3.55      6.315     648     289,336    74.61     80.01     83.08      99.16
6.500 - 6.999%                 250      66,698,891      9.99      6.801     647     266,796    78.91     83.66     73.28      97.45
7.000 - 7.499%                 277      61,271,013      9.18      7.272     637     221,195    80.99     86.99     69.29      97.92
7.500 - 7.999%                 540     117,525,150     17.60      7.775     624     217,639    82.64     88.65     66.91      95.42
8.000 - 8.499%                 436      92,630,294     13.87      8.254     623     212,455    83.82     89.31     52.00      95.01
8.500 - 8.999%                 513      97,086,294     14.54      8.739     619     189,252    86.32     90.34     56.03      91.99
9.000% & Above               1,499     199,139,602     29.82     10.131     608     132,848    91.66     92.86     52.03      87.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Credit Score


                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Credit Score              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                     64     $12,782,819      1.91%     7.930%    767    $199,732    78.73%    86.11%    37.73%     71.86%
720 - 739                       46       9,834,069      1.47      7.981     726     213,784    83.90     92.54     30.62      80.82
700 - 719                      107      22,568,415      3.38      7.859     710     210,920    85.53     93.32     34.72      90.30
680 - 699                      153      30,204,234      4.52      7.919     687     197,413    84.74     93.53     42.32      87.64
660 - 679                      313      63,239,337      9.47      7.954     668     202,043    83.97     89.80     42.39      85.60
640 - 659                      497      93,767,246     14.04      8.242     649     188,666    85.15     91.63     47.23      90.14
620 - 639                      615     115,300,462     17.27      8.318     629     187,480    85.32     90.73     58.79      93.75
600 - 619                      630     114,604,981     17.16      8.587     609     181,913    86.72     89.55     65.43      95.57
580 - 599                      557      94,690,781     14.18      9.164     589     170,001    89.31     90.35     80.00      97.23
560 - 579                      276      49,262,934      7.38      8.563     570     178,489    81.88     82.29     78.25      98.89
540 - 559                      197      36,943,977      5.53      8.615     550     187,533    80.36     80.58     78.48      98.32
520 - 539                      138      20,536,906      3.08      9.074     531     148,818    79.18     79.33     72.79      99.48
500 - 519                       32       3,984,021      0.60      9.833     512     124,501    78.07     78.09     80.42      98.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by Lien


                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Lien                      of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
  1                          3,299    $649,664,200     97.30%     8.371%    623    $196,928    84.64%    88.76%    60.80%     92.94%
  2                            326      18,055,983      2.70     11.669     647      55,386    99.64     99.64     48.68      99.28
------------------------------------------------------------------------------------------------------------------------------------
  Total:                     3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-32


                                                Distribution by Combined Original LTV

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Combined                  Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Original LTV              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 138     $20,909,310      3.13%     7.622%    612    $151,517    48.80%    49.02%    56.78%     92.37%
60.01 - 70.00%                 184      34,951,391      5.23      7.535     603     189,953    66.58     67.41     53.36      95.16
70.01 - 80.00%               1,060     229,591,224     34.38      7.901     637     216,595    78.85     90.10     53.19      95.40
80.01 - 85.00%                 363      73,600,732     11.02      8.144     599     202,757    84.40     84.77     67.76      93.70
85.01 - 90.00%                 629     126,298,694     18.91      8.442     617     200,793    89.51     89.75     61.06      87.85
90.01 - 95.00%                 397      77,845,400     11.66      8.981     628     196,084    94.70     94.71     61.82      86.86
95.01 - 100.00%                854     104,523,432     15.65     10.023     623     122,393    99.96     99.96     72.71      98.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Original LTV

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Original LTV              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 464     $38,965,293      5.84%     9.497%    628     $83,977    72.36%    72.48%    53.03%     95.57%
60.01 - 70.00%                 184      34,951,391      5.23      7.535     603     189,953    66.58     67.41     53.36      95.16
70.01 - 80.00%               1,060     229,591,224     34.38      7.901     637     216,595    78.85     90.10     53.19      95.40
80.01 - 85.00%                 362      73,557,051     11.02      8.143     599     203,196    84.40     84.77     67.74      93.70
85.01 - 90.00%                 627     126,239,780     18.91      8.440     617     201,339    89.51     89.75     61.07      87.85
90.01 - 95.00%                 385      76,962,338     11.53      8.951     628     199,902    94.70     94.71     61.91      86.76
95.01 - 100.00%                543      87,453,107     13.10      9.699     619     161,055    99.96     99.96     77.48      97.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Documentation

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Documentation             of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                     2,363    $403,769,248     60.47%     8.278%    612    $170,871    85.94%    89.33%    100.00%    94.99%
Stated Doc                   1,132     238,161,531     35.67      8.754     640     210,390    83.54     88.51      0.00      90.35
Limited Doc                    102      20,510,092      3.07      8.424     625     201,079    87.20     91.29      0.00      88.97
No Doc                          28       5,279,312      0.79      9.231     711     188,547    76.47     83.66      0.00      90.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


                                                       Distribution by Purpose

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Purpose                   of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                 1,822    $377,942,944     56.60%     8.102%    618    $207,433    82.37%    84.39%    62.87%     94.31%
Purchase                     1,609     254,190,576     38.07      9.022     633     157,980    89.10     96.38     55.31      90.69
Rate/term
Refi                           194      35,586,663      5.33      8.250     615     183,436    84.53     86.25     71.81      97.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-33


                                                      Distribution by Occupancy

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Occupancy                 of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               3,340    $621,736,001     93.11%     8.412%    621    $186,149    84.99%    89.19%    61.69%    100.00%
Investor                       233      34,567,447      5.18      9.162     657     148,358    85.26     85.40     45.72       0.00
Second Home                     52      11,416,734      1.71      8.948     661     219,553    87.46     92.82     38.90       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Property Type

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Property Type             of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family                2,814    $495,428,602     74.20%     8.464%    621    $176,058    85.00%    88.76%    61.25%     94.97%
PUD                            464     102,518,172     15.35      8.343     627     220,944    86.29     91.33     63.41      92.34
Condo                          153      25,908,237      3.88      8.630     634     169,335    84.69     89.39     59.59      84.72
2 Family                        86      21,307,198      3.19      8.334     631     247,758    82.55     85.39     47.33      78.63
3-4 Family                      56      15,302,681      2.29      8.860     658     273,262    81.85     87.81     30.36      69.39
Townhouse                       42       6,028,665      0.90      8.945     614     143,540    87.43     90.82     64.90     100.00
Coop                            10       1,226,628      0.18      7.703     590     122,663    80.40     81.98     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


                                                        Distribution by State

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
State                     of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                             380     $73,437,308     11.00%     8.439%    629    $193,256    83.31%    87.93%    47.89%     90.59%
MD                             249      60,750,112      9.10      8.024     622     243,976    84.39     88.59     68.48      98.99
CA                             165      54,963,215      8.23      7.660     635     333,110    80.72     86.89     42.93      94.96
GA                             274      47,214,574      7.07      8.901     627     172,316    88.21     91.64     58.91      84.55
VA                             180      40,421,197      6.05      8.127     624     224,562    85.13     88.66     69.13      97.24
MA                             105      28,233,767      4.23      8.086     636     268,893    81.46     86.46     54.58      89.89
IL                             138      27,446,822      4.11      8.492     615     198,890    84.26     86.74     52.61      93.16
PA                             193      27,019,688      4.05      8.533     626     139,998    87.69     89.54     73.15      92.96
TX                             201      25,367,384      3.80      9.119     617     126,206    89.54     93.65     59.10      88.05
NY                              82      23,061,136      3.45      7.930     633     281,233    78.21     83.49     53.04      96.89
Other                        1,658     259,804,980     38.91      8.721     618     156,698    86.39     90.05     65.75      93.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-34


                                                         Distribution by Zip

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Zip                       of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 20774                           9      $2,805,279      0.42%     7.757%    613    $311,698    86.75%    89.54%    80.14%    100.00%
 20744                           8       2,783,502      0.42      8.023     632     347,938    83.69     88.33     44.97      90.25
 22066                           3       1,926,298      0.29      9.429     625     642,099    82.02     91.41      0.00     100.00
 20735                           6       1,893,956      0.28      8.723     618     315,659    93.89     96.88     50.70     100.00
 20743                          10       1,696,140      0.25      8.684     617     169,614    86.57     98.16     82.02     100.00
 92707                           5       1,673,352      0.25      8.830     652     334,670    87.80     100.00     0.00     100.00
 21206                          10       1,615,118      0.24      8.742     609     161,512    90.45     93.66     71.69     100.00
 07018                           6       1,553,555      0.23      8.102     612     258,926    85.89     85.89     84.95      66.63
 75104                           5       1,534,981      0.23      8.901     658     306,996    85.14     100.00     8.04      71.88
 20874                           7       1,526,516      0.23      6.989     632     218,074    67.07     73.02     81.59     100.00
 Other                       3,556     648,711,485     97.15      8.462     623     182,427    85.05     88.98     60.75      93.10
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


                                            Distribution by Remaining Months to Maturity

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Remaining                 Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Months to Maturity        of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                       268     $16,354,434      2.45%    11.177%    645     $61,024    93.85%    93.85%    46.62%     98.47%
 181 - 240                      18       1,294,963      0.19      8.665     625      71,942    68.54     68.54     89.15     100.00
 241 - 360                   3,286     637,647,318     95.50      8.393     623     194,050    84.85     88.95     60.60      92.89
 421 - 480                      53      12,423,467      1.86      8.274     623     234,405    85.20     90.11     69.20      96.83
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


                                                  Distribution by Amortization Type

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Amortization              Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Type                      of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                     1,052    $174,640,250     26.15%     8.962%    614    $166,008    86.49%    90.24%    55.90%     88.07%
2 YR ARM 40/40                  32       8,042,675      1.20      8.476     620     251,334    85.84     91.34     65.33      97.53
2 YR ARM BALLOON 40/30         331      72,437,653     10.85      8.618     613     218,845    85.61     89.50     53.96      92.04
2 YR ARM BALLOON 40/30 IO        2         658,400      0.10      7.085     647     329,200    80.00     100.00     0.00     100.00
2 YR ARM BALLOON 45/30          19       4,821,097      0.72      8.223     634     253,742    89.17     89.76     66.26     100.00
2 YR ARM BALLOON 50/30          75      20,541,424      3.08      7.889     624     273,886    82.74     89.97     36.06      94.36
2 YR ARM IO                    267      73,081,894     10.94      8.055     649     273,715    84.18     93.31     49.00      93.28
3 YR ARM                       291      48,112,832      7.21      8.612     599     165,336    86.14     88.25     71.99      96.98
3 YR ARM 40/40                   6       1,413,005      0.21      8.392     628     235,501    89.10     94.87     50.91     100.00
3 YR ARM BALLOON 40/30         178      38,926,743      5.83      8.476     599     218,690    85.51     87.89     64.27      98.21
3 YR ARM BALLOON 45/30           2         940,510      0.14      7.106     599     470,255    83.61     83.61     100.00    100.00
3 YR ARM BALLOON 50/30          96      27,261,985      4.08      7.694     606     283,979    83.90     86.59     69.21      89.54
3 YR ARM IO                     78      22,404,666      3.36      7.642     657     287,239    83.92     90.68     45.06      98.49
40 YR FIXED                     13       2,347,373      0.35      8.078     630     180,567    84.61     88.29     85.35      91.69
5 YR ARM                        38       7,595,450      1.14      8.080     642     199,880    82.60     85.37     59.04      89.40
5 YR ARM 40/40                   2         620,414      0.09      6.123     620     310,207    70.23     70.23     100.00    100.00
5 YR ARM BALLOON 40/30           5         970,227      0.15      8.234     650     194,045    80.42     80.42     41.53     100.00
5 YR ARM BALLOON 45/30           7       1,370,217      0.21      8.203     644     195,745    89.77     94.73     59.68     100.00
5 YR ARM BALLOON 50/30           3         463,381      0.07      7.420     650     154,460    85.14     89.47     60.51     100.00
5 YR ARM IO                     33      10,991,629      1.65      7.723     651     333,080    82.24     89.00     56.70      92.25
FIXED                          696     100,278,784     15.02      8.227     629     144,079    82.49     84.15     74.80      95.61
FIXED BALLOON 30/15            243      13,898,463      2.08     11.801     645      57,195    99.64     99.64     43.37      99.06
FIXED BALLOON 40/30             90      17,664,866      2.65      7.751     626     196,276    82.48     84.83     84.83      96.03
FIXED BALLOON 45/30             11       2,243,762      0.34      8.601     639     203,978    93.24     94.76     86.76      75.76
FIXED BALLOON 50/30             16       4,202,342      0.63      7.850     636     262,646    81.41     86.34     82.80     100.00
FIXED IO                        39      11,790,140      1.77      7.003     674     302,311    79.21     86.85     74.88      98.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
##                                     A-35


                                                Distribution by Initial Periodic Cap

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Initial                   Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Periodic Cap              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.500%                        105     $16,859,984      2.53%     8.942%    584    $160,571    78.88%    81.20%    65.32%    100.00%
 2.000%                      1,564     343,139,438     51.39      8.246     623     219,399    84.65     89.34     55.44      93.02
 3.000%                        841     154,205,618     23.09      8.941     618     183,360    87.71     92.19     58.01      89.67
 5.000%                          5         748,902      0.11      9.865     609     149,780    87.03     90.83     60.41     100.00
 6.000%                          2         340,511      0.05      7.705     599     170,256    74.85     74.85     100.00    100.00
 N/A                         1,108     152,425,731     22.83      8.396     634     137,568    83.96     86.13     73.66      95.99
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Periodic Cap

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Periodic Cap              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.000%                      2,093    $443,443,106     66.41%     8.403%    622    $211,870    85.42%    89.94%    56.82%     91.92%
 1.500%                        423      71,638,146     10.73      8.945     607     169,357    85.06     89.74     55.19      94.63
 2.000%                          1         213,200      0.03      9.500     769     213,200    80.00     100.00     0.00       0.00
 N/A                         1,108     152,425,731     22.83      8.396     634     137,568    83.96     86.13     73.66      95.99
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


                                                Distribution by Months to Rate Reset

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Months to                 Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Rate Reset                of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 12                          1         $74,528      0.01%     9.400%    539     $74,528    55.56%    55.56%    100.00%   100.00%
 13 - 24                     1,777     354,148,865     53.04      8.618     622     199,296    85.63     90.75     53.17      90.72
 25 - 36                       651     139,059,741     20.83      8.225     610     213,609    85.18     88.25     64.92      96.16
 49 & Above                     88      22,011,318      3.30      7.847     647     250,129    82.47     87.20     58.33      92.48
 N/A                         1,108     152,425,731     22.83      8.396     634     137,568    83.96     86.13     73.66      95.99
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


                                                  Distribution by Life Maximum Rate

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Life                      Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Maximum Rate              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 11.999%                 10      $3,264,417      0.49%     5.857%    679    $326,442    76.37%    81.59%    72.66%    100.00%
12.000 - 12.499%                45      12,745,626      1.91      6.319     639     283,236    77.02     83.91     84.13     100.00
12.500 - 12.999%               145      42,490,649      6.36      6.821     640     293,039    80.62     85.59     66.93      96.34
13.000 - 13.499%               172      41,533,584      6.22      7.248     636     241,474    81.78     88.18     66.45      97.37
13.500 - 13.999%               345      84,294,633     12.62      7.735     622     244,332    82.55     88.50     62.86      95.11
14.000 - 14.499%               276      62,756,472      9.40      8.186     624     227,379    84.16     89.68     49.86      95.47
14.500 - 14.999%               332      69,228,375     10.37      8.557     623     208,519    85.89     91.49     54.94      92.87
15.000 - 15.499%               253      47,337,751      7.09      8.814     618     187,106    85.84     91.00     46.72      88.90
15.500 - 15.999%               326      56,458,888      8.46      9.334     615     173,187    88.87     92.02     51.03      84.52
16.000% & Above                613      95,184,058     14.26     10.257     598     155,276    91.10     92.19     51.60      88.10
N/A                          1,108     152,425,731     22.83      8.396     634     137,568    83.96     86.13     73.66      95.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-36


                                                       Distribution by Margin

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Margin                    of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 4.999%                 463    $119,225,157     17.86%     7.204%    639    $257,506    81.06%    87.08%    63.19%     95.23%
5.000 - 5.499%                 276      63,662,594      9.53      8.019     621     230,662    83.54     88.89     50.89      94.63
5.500 - 5.999%                 430      87,011,357     13.03      8.356     612     202,352    83.86     89.17     58.86      93.50
6.000 - 6.499%                 482      92,761,730     13.89      8.866     617     192,452    84.73     89.82     50.88      90.64
6.500 - 6.999%                 348      63,407,793      9.50      9.261     607     182,206    88.40     91.53     54.35      88.12
7.000 - 7.499%                 314      53,743,838      8.05      9.656     617     171,159    91.14     93.30     57.56      88.47
7.500 - 7.999%                 125      22,254,926      3.33      9.556     617     178,039    91.94     93.36     39.31      91.32
8.000 - 8.499%                  64      10,539,166      1.58      9.835     596     164,674    98.96     98.96     94.41      96.43
8.500 - 8.999%                  10       1,975,771      0.30     10.070     616     197,577    95.20     97.49     56.21     100.00
9.000 - 9.499%                   3         582,143      0.09     11.142     631     194,048    100.00    100.00    13.39      33.04
9.500% & Above                   2         129,977      0.02     10.279     621      64,989    100.00    100.00    46.14     100.00
N/A                          1,108     152,425,731     22.83      8.396     634     137,568    83.96     86.13     73.66      95.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


                                             Distribution by Interest Only Term (months)

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Interest                  Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Only Term (months)        of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                           3,206    $548,793,454     82.19%     8.595%    617    $171,177    85.40%    88.46%    62.47%     92.76%
 60                            347      98,768,434     14.79      7.787     656     284,635    83.17     91.30     47.79      94.01
 84                              3       1,006,400      0.15      6.632     657     335,467    77.30     77.30     32.13     100.00
 120                            69      19,151,895      2.87      8.158     639     277,564    85.11     95.23     70.17      98.31
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      3,625    $667,720,183    100.00%     8.460%    623    $184,199    85.05%    89.05%    60.47%     93.11%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-37

Selected Mortgage Loan Data(1)

                                  The Mortgage Loans - Group 1

 Aggregate Scheduled Principal Balance:(2)                                        $289,131,441
 Number of Mortgage Loans:                                                               1,825
 Average Scheduled Principal Balance:                                                 $158,428
 Weighted Average Gross Interest Rate:                                                  8.581%
 Weighted Average Net Interest Rate:(3)                                                 8.071%
 Weighted Average Original FICO Score:                                                     618
 Weighted Average Original LTV:(4)                                                      84.01%
 Weighted Average Combined Original LTV:(4)                                             85.30%
 Weighted Average Combined LTV with Silent Seconds:(4)                                  87.96%
 Weighted Average Stated Remaining Term (months):                                          357
 Weighted Average Seasoning (months):                                                        2
 Weighted Average Months to Roll:(5)                                                        27
 Weighted Average Gross Margin:(5)                                                      5.952%
 Weighted Average Initial Rate Cap:((5))                                                2.442%
 Weighted Average Periodic Rate Cap:((5))                                               1.084%
 Weighted Average Gross Maximum Lifetime Rate:(5)                                      14.968%
 Percentage of Mortgage Loans with Silent Seconds:(6)                                    6.63%
 Non-Zero Weighted Average Debt to Income Ratio at Origination:                         42.52%
 Percentage of Mortgage Loans with Mortgage Insurance:                                   0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the statistical calculation date unless otherwise noted.

(2) The initial aggregate scheduled principal balance of the collateral will be subject to an upward or downward variance of no more than approximately 10%.

(3) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.

(4) With respect to first lien mortgage loans, the original LTV reflects the original loan-to-value ratio. With respect to the second lien mortgage loans, the combined original LTV reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined original LTV with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any second lien mortgage loans not included in the mortgage loan pool that is secured by the related mortgaged property and originated in connection with the origination of the first lien mortgage loan, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.

(5) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.

(6) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.


                                              Distribution by Current Principal Balance

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Current                   Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Principal Balance         of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                113      $4,116,487      1.42%    11.038%    630     $36,429    92.05%    92.23%    72.58%     91.44%
$50,001 - $75,000              200      12,768,754      4.42      9.988     614      63,844    86.97     88.79     73.06      84.04
$75,001 - $100,000             233      20,640,926      7.14      9.386     608      88,588    86.56     88.88     72.93      86.89
$100,001 - $125,000            232      26,335,803      9.11      8.892     610     113,516    85.72     88.40     72.37      89.29
$125,001 - $150,000            234      32,160,976     11.12      8.855     615     137,440    85.90     89.34     70.99      90.26
$150,001 - $200,000            309      53,868,529     18.63      8.492     613     174,332    85.17     87.59     71.03      92.69
$200,001 - $250,000            231      52,107,579     18.02      8.246     617     225,574    83.86     86.71     65.36      90.86
$250,001 - $300,000            123      33,864,382     11.71      8.222     628     275,320    84.69     87.73     58.83      85.24
$300,001 - $350,000             76      24,678,385      8.54      8.153     631     324,716    86.39     88.23     64.11      91.93
$350,001 - $400,000             53      19,682,498      6.81      7.988     620     371,368    84.06     87.37     58.54      96.43
$400,001 & Above                21       8,907,123      3.08      8.025     640     424,149    84.67     87.44     61.28      84.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-38


                                                    Distribution by Current Rate

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Current Rate              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499%                   3        $803,463      0.28%     5.347%    653    $267,821    59.26%    59.26%    59.67%    100.00%
5.500 - 5.999%                  12       3,593,136      1.24      5.795     669     299,428    75.75     77.09     100.00    100.00
6.000 - 6.499%                  37       9,064,014      3.13      6.331     653     244,973    73.04     77.15     95.12     100.00
6.500 - 6.999%                 100      21,585,536      7.47      6.822     650     215,855    79.07     81.63     80.57      98.73
7.000 - 7.499%                 130      25,112,435      8.69      7.260     636     193,173    79.53     85.00     72.14      97.22
7.500 - 7.999%                 251      45,780,171     15.83      7.777     620     182,391    82.08     86.95     78.66      92.73
8.000 - 8.499%                 221      41,039,443     14.19      8.259     614     185,699    84.38     87.83     63.51      92.71
8.500 - 8.999%                 262      43,672,388     15.10      8.751     612     166,689    87.17     89.27     62.35      90.67
9.000% & Above                 809      98,480,856     34.06     10.072     604     121,732    90.87     91.68     57.67      82.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Credit Score

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Credit Score              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                     29      $4,324,685      1.50%     8.311%    765    $149,127    88.14%    92.08%    39.85%     55.35%
720 - 739                       20       3,359,355      1.16      8.236     726     167,968    89.25     92.11     45.34      64.11
700 - 719                       41       7,300,515      2.52      7.931     709     178,061    87.90     92.62     45.70      79.07
680 - 699                       56       8,981,681      3.11      8.345     688     160,387    88.80     90.97     44.88      78.94
660 - 679                      155      27,726,812      9.59      7.747     669     178,883    82.56     86.47     54.90      78.09
640 - 659                      237      37,765,618     13.06      8.255     649     159,349    85.41     89.27     56.33      82.97
620 - 639                      284      45,727,998     15.82      8.287     629     161,014    85.35     89.05     63.74      91.67
600 - 619                      333      55,236,574     19.10      8.605     609     165,876    86.66     90.20     69.80      93.35
580 - 599                      309      44,774,868     15.49      9.259     589     144,902    89.84     91.14     82.78      97.72
560 - 579                      142      21,250,944      7.35      8.932     569     149,655    81.88     82.08     79.58      97.44
540 - 559                      113      19,294,658      6.67      8.950     550     170,749    80.18     80.51     80.64      97.29
520 - 539                       80      10,238,324      3.54      9.356     531     127,979    76.81     76.94     74.09      98.96
500 - 519                       26       3,149,410      1.09      9.831     511     121,131    76.81     76.83     75.24      98.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


                                                        Distribution by Lien

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Lien                      of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1                           1,710    $284,462,350     98.39%     8.532%    618    $166,352    85.06%    87.77%    67.24%     89.88%
 2                             115       4,669,091      1.61     11.584     642      40,601    99.77     99.77     64.91     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-39


                                                Distribution by Combined Original LTV

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Combined                  Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Original LTV              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below                 86     $11,453,375      3.96%     7.751%    602    $133,179    49.10%    49.49%    62.69%     92.05%
 60.01 - 70.00%                104      18,001,203      6.23      7.793     602     173,088    66.55     67.97     55.27      95.58
 70.01 - 80.00%                478      84,363,847     29.18      8.019     622     176,493    78.65     87.26     65.70      93.18
 80.01 - 85.00%                183      32,036,479     11.08      8.282     602     175,063    84.50     84.61     70.45      89.26
 85.01 - 90.00%                321      57,819,802     20.00      8.636     619     180,124    89.60     89.77     59.49      80.60
 90.01 - 95.00%                191      31,354,811     10.84      9.086     631     164,161    94.78     94.78     62.36      81.48
 95.01 - 100.00%               462      54,101,923     18.71      9.721     621     117,104    99.95     99.95     83.60      98.41
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Original LTV

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Original LTV              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 201     $16,122,466      5.58%     8.861%    613     $80,211    63.77%    64.05%    63.33%     94.35%
60.01 - 70.00%                 104      18,001,203      6.23      7.793     602     173,088    66.55     67.97     55.27      95.58
70.01 - 80.00%                 478      84,363,847     29.18      8.019     622     176,493    78.65     87.26     65.70      93.18
80.01 - 85.00%                 183      32,036,479     11.08      8.282     602     175,063    84.50     84.61     70.45      89.26
85.01 - 90.00%                 321      57,819,802     20.00      8.636     619     180,124    89.60     89.77     59.49      80.60
90.01 - 95.00%                 187      31,203,984     10.79      9.077     631     166,866    94.78     94.78     62.54      81.39
95.01 - 100.00%                351      49,583,658     17.15      9.550     619     141,264    99.95     99.95     85.18      98.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Documentation

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Documentation             of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                     1,268    $194,301,870     67.20%     8.417%    611    $153,235    86.10%    88.95%    100.00%    93.95%
Stated Doc                     496      85,186,663     29.46      8.955     633     171,747    83.49     85.72      0.00      81.40
Limited Doc                     51       7,954,697      2.75      8.455     619     155,974    87.60     89.54      0.00      91.29
No Doc                          10       1,688,212      0.58      9.212     685     168,821    73.80     80.24      0.00      70.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


                                                       Distribution by Purpose

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Purpose                   of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                   998    $181,877,015     62.90%     8.270%    616    $182,241    82.31%    84.14%    63.97%     92.09%
Purchase                       719      89,093,825     30.81      9.249     622     123,914    91.29     95.91     73.32      84.53
Rate/term Refi                 108      18,160,601      6.28      8.423     614     168,154    85.78     87.24     69.50      96.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-40


                                                      Distribution by Occupancy

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Occupancy                 of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               1,633    $260,343,304     90.04%     8.507%    614    $159,426    85.20%    88.09%    70.12%    100.00%
Investor                       168      24,604,797      8.51      9.339     657     146,457    85.48     85.68     39.43       0.00
Second Home                     24       4,183,340      1.45      8.759     653     174,306    90.13     93.15     49.15       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Property Type

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Property Type             of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family                1,475    $220,629,808     76.31%     8.623%    615    $149,580    85.45%    87.92%    67.84%     93.03%
PUD                            168      34,110,400     11.80      8.286     624     203,038    86.36     90.24     73.39      87.86
Condo                           83      13,464,619      4.66      8.453     632     162,224    83.56     87.19     68.39      85.12
2 Family                        48      10,057,874      3.48      8.537     637     209,539    82.78     85.04     47.13      70.22
3-4 Family                      33       8,080,090      2.79      8.810     644     244,851    82.47     84.23     46.75      47.25
Townhouse                       16       2,532,744      0.88      9.089     608     158,296    87.24     90.00     63.38     100.00
Coop                             2         255,908      0.09      8.141     565     127,954    75.26     75.26     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


                                                        Distribution by State

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
State                     of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                             152     $25,842,864      8.94%     8.343%    613    $170,019    80.42%    82.12%    57.23%     83.22%
MD                             111      24,876,595      8.60      8.207     620     224,113    83.55     88.65     68.04      97.53
IL                             105      19,230,680      6.65      8.470     612     183,149    84.37     86.96     53.64      93.62
GA                             119      17,667,231      6.11      9.118     625     148,464    89.50     92.00     64.30      78.32
NJ                              65      15,735,031      5.44      8.135     628     242,077    80.80     82.72     60.87      85.43
VA                              84      15,588,594      5.39      8.122     623     185,578    85.34     87.84     76.02      94.09
MA                              63      15,293,702      5.29      7.698     632     242,757    79.37     83.18     66.14      88.57
PA                             127      14,228,999      4.92      8.660     629     112,039    89.51     90.90     77.38      91.84
TX                             123      13,394,775      4.63      9.269     608     108,901    88.70     91.50     59.66      85.89
NC                              69       8,762,634      3.03      9.146     613     126,995    89.44     92.65     87.43      90.23
Other                          807     118,510,336     40.99      8.755     615     146,853    86.41     88.88     69.79      91.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-41


                                                         Distribution by Zip

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Zip                       of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 07018                           5      $1,319,697      0.46%     8.031%    601    $263,939    85.16%    85.16%    100.00%    60.72%
 20743                           6       1,081,305      0.37      8.054     615     180,218    83.45     97.11     100.00    100.00
 02360                           4         943,967      0.33      7.934     615     235,992    77.13     82.63     61.78     100.00
 23456                           3         930,876      0.32      8.043     576     310,292    81.72     81.72     69.61     100.00
 20602                           4         916,099      0.32      8.530     606     229,025    93.63     100.00    100.00    100.00
 85042                           5         908,127      0.31      7.508     675     181,625    76.51     83.34     59.95     100.00
 07601                           2         872,995      0.30      9.650     663     436,498    90.00     90.00     100.00      0.00
 20747                           3         818,298      0.28      9.078     587     272,766    91.62     91.62     68.12     100.00
 07055                           2         806,642      0.28      7.798     677     403,321    91.32     91.32      0.00     100.00
 07017                           3         787,852      0.27      9.231     617     262,617    76.90     84.51      0.00     100.00
 Other                       1,788     279,745,582     96.75      8.589     618     156,457    85.32     87.94     67.12      90.21
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


                                            Distribution by Remaining Months to Maturity

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Remaining                 Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Months to Maturity        of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                       100      $4,856,768      1.68%    10.620%    626     $48,568    90.54%    90.54%    66.17%     97.53%
 181 - 240                       4         760,669      0.26      6.923     624     190,167    46.69     46.69     100.00    100.00
 241 - 360                   1,702     279,803,540     96.77      8.552     618     164,397    85.30     88.01     67.08      89.75
 421 - 480                      19       3,710,464      1.28      8.441     606     195,288    86.40     89.64     71.26     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


                                                  Distribution by Amortization Type

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Amortization Type         of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                       630     $91,063,165     31.50%     9.107%    608    $144,545    86.20%    88.80%    60.56%     83.11%
2 YR ARM 40/40                  11       2,114,314      0.73      8.698     596     192,210    86.21     90.63     69.50     100.00
2 YR ARM BALLOON 40/30         184      36,367,384     12.58      8.653     612     197,649    85.94     88.64     63.41      87.06
2 YR ARM BALLOON 45/30          13       2,124,955      0.73      8.345     644     163,458    93.68     95.00     91.53     100.00
2 YR ARM BALLOON 50/30          16       3,669,302      1.27      8.459     602     229,331    85.90     89.34     49.25      92.91
2 YR ARM IO                    111      22,531,507      7.79      8.170     639     202,987    85.92     92.60     64.96      94.64
3 YR ARM                       132      20,244,998      7.00      8.595     599     153,371    87.34     89.40     74.42      95.78
3 YR ARM 40/40                   4         877,640      0.30      8.776     611     219,410    93.15     96.25     51.94     100.00
3 YR ARM BALLOON 40/30          81      17,120,241      5.92      8.404     604     211,361    87.18     88.98     76.09      95.93
3 YR ARM BALLOON 50/30          29       6,649,406      2.30      8.058     613     229,290    84.08     86.94     62.58      87.90
3 YR ARM IO                     25       5,929,710      2.05      7.213     664     237,188    83.23     89.61     62.82     100.00
40 YR FIXED                      3         528,095      0.18      7.590     633     176,032    80.12     80.12     100.00    100.00
5 YR ARM                        18       2,849,738      0.99      8.309     635     158,319    84.41     87.19     66.09      78.86
5 YR ARM 40/40                   1         190,414      0.07      6.400     614     190,414    74.71     74.71     100.00    100.00
5 YR ARM BALLOON 40/30           2         410,719      0.14      8.724     677     205,360    83.59     83.59      0.00     100.00
5 YR ARM BALLOON 45/30           6       1,030,435      0.36      8.394     645     171,739    92.99     92.99     46.38     100.00
5 YR ARM BALLOON 50/30           1         100,381      0.03      6.980     609     100,381    80.00     100.00    100.00    100.00
5 YR ARM IO                     15       3,637,550      1.26      7.623     652     242,503    80.22     83.55     47.84      82.47
FIXED                          379      51,136,022     17.69      8.256     627     134,924    81.88     83.15     75.13      93.58
FIXED BALLOON 30/15             81       3,290,972      1.14     11.765     638      40,629    99.81     99.81     60.51     100.00
FIXED BALLOON 40/30             49       9,131,036      3.16      7.841     626     186,348    81.28     83.63     85.67      97.70
FIXED BALLOON 45/30             10       1,699,842      0.59      8.553     640     169,984    94.54     96.54     82.52     100.00
FIXED BALLOON 50/30              4       1,226,689      0.42      9.160     612     306,672    85.53     92.31     73.28     100.00
FIXED IO                        20       5,206,924      1.80      6.928     656     260,346    78.51     80.12     83.45      97.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-42


                                                Distribution by Initial Periodic Cap

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Initial                   Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Periodic Cap              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2.000%                        673    $122,905,653     42.51%     8.436%    614    $182,624    84.94%    88.25%    62.69%     90.52%
 3.000%                        600      93,107,444     32.20      8.996     614     155,179    87.82     90.55     65.78      85.50
 5.000%                          5         748,902      0.26      9.865     609     149,780    87.03     90.83     60.41     100.00
 6.000%                          1         149,861      0.05      6.375     621     149,861    42.86     42.86     100.00    100.00
 N/A                           546      72,219,582     24.98      8.285     630     132,270    82.73     84.20     76.72      94.96
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Periodic Cap

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Periodic Cap              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.000%                      1,037    $180,645,849     62.48%     8.612%    615    $174,200    85.99%    88.99%    65.30%     88.08%
 1.500%                        241      36,052,810     12.47      9.012     610     149,597    87.01     90.28     58.07      90.53
 2.000%                          1         213,200      0.07      9.500     769     213,200    80.00     100.00     0.00       0.00
 N/A                           546      72,219,582     24.98      8.285     630     132,270    82.73     84.20     76.72      94.96
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


                                                Distribution by Months to Rate Reset

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Months                    Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
to Rate Reset             of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
13 - 24                        965    $157,870,628     54.60%     8.838%    614    $163,597    86.20%    89.43%    62.12%     86.35%
25 - 36                        271      50,821,994     17.58      8.302     610     187,535    86.48     89.08     71.69      95.37
49 & Above                      43       8,219,238      2.84      7.976     645     191,145    83.31     86.00     53.44      84.91
N/A                            546      72,219,582     24.98      8.285     630     132,270    82.73     84.20     76.72      94.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


                                                  Distribution by Life Maximum Rate

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Life Maximum Rate         of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 11.999%                  3        $814,088      0.28%     5.695%    675    $271,363    79.54%    85.46%    100.00%   100.00%
12.000 - 12.499%                17       4,150,215      1.44      6.352     654     244,130    75.90     81.65     92.77     100.00
12.500 - 12.999%                55      11,893,546      4.11      6.851     639     216,246    80.52     83.96     75.16      98.94
13.000 - 13.499%                72      14,895,466      5.15      7.230     637     206,881    81.44     87.53     71.86      96.52
13.500 - 13.999%               141      28,210,334      9.76      7.738     618     200,073    82.12     87.25     78.84      90.83
14.000 - 14.499%               146      28,071,290      9.71      8.151     614     192,269    83.91     87.44     60.23      94.22
14.500 - 14.999%               165      29,954,623     10.36      8.530     616     181,543    86.74     90.28     60.36      92.11
15.000 - 15.499%               138      22,514,933      7.79      8.862     615     163,152    87.12     90.36     55.17      83.39
15.500 - 15.999%               173      28,173,976      9.74      9.372     614     162,855    89.81     91.34     54.19      78.66
16.000% & Above                369      48,233,391     16.68     10.290     593     130,714    90.71     91.49     61.52      83.04
N/A                            546      72,219,582     24.98      8.285     630     132,270    82.73     84.20     76.72      94.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-43


                                                       Distribution by Margin

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Margin                    of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 4.999%                 205     $44,605,530     15.43%     7.310%    636    $217,588    81.48%    86.46%    73.61%     92.12%
5.000 - 5.499%                 111      20,721,035      7.17      8.319     612     186,676    83.06     86.13     49.66      90.69
5.500 - 5.999%                 181      32,231,716     11.15      8.490     605     178,076    83.26     87.82     63.75      92.59
6.000 - 6.499%                 265      43,508,327     15.05      8.868     609     164,182    85.53     88.37     61.30      85.62
6.500 - 6.999%                 203      31,392,006     10.86      9.380     605     154,640    88.35     90.92     58.32      85.33
7.000 - 7.499%                 188      25,442,870      8.80      9.702     611     135,334    91.94     92.79     73.27      82.76
7.500 - 7.999%                  79      12,204,275      4.22      9.572     618     154,484    93.45     93.95     44.15      84.18
8.000 - 8.499%                  37       5,559,918      1.92      9.738     601     150,268    98.98     98.98     93.66      97.49
8.500 - 8.999%                   7       1,001,808      0.35     10.099     599     143,115    98.93     98.93     94.81     100.00
9.000 - 9.499%                   1         114,398      0.04      9.850     658     114,398    100.00    100.00     0.00     100.00
9.500% & Above                   2         129,977      0.04     10.279     621      64,989    100.00    100.00    46.14     100.00
N/A                            546      72,219,582     24.98      8.285     630     132,270    82.73     84.20     76.72      94.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


                                             Distribution by Interest Only Term (months)

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Interest                  Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Only Term (months)        of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
  0                          1,654    $251,825,750     87.10%     8.698%    614    $152,253    85.50%    87.73%    67.45%     89.36%
 60                            129      28,724,830      9.93      7.713     651     222,673    83.16     88.76     60.25      94.21
 84                              3       1,006,400      0.35      6.632     657     335,467    77.30     77.30     32.13     100.00
120                             39       7,574,461      2.62      8.245     627     194,217    87.58     93.91     90.01      95.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,825    $289,131,441    100.00%     8.581%    618    $158,428    85.30%    87.96%    67.20%     90.04%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-44

Selected Mortgage Loan Data(1)

                                  The Mortgage Loans - Group 2

 Aggregate Scheduled Principal Balance:((2))                                      $378,588,741
 Number of Mortgage Loans:                                                               1,800
 Average Scheduled Principal Balance:                                                 $210,327
 Weighted Average Gross Interest Rate:                                                  8.367%
 Weighted Average Net Interest Rate:((3))                                               7.857%
 Weighted Average Original FICO Score:                                                     627
 Weighted Average Original LTV:(4)                                                      82.04%
 Weighted Average Combined Original LTV:((4))                                           84.86%
 Weighted Average Combined LTV with Silent Seconds:((4))                                89.89%
 Weighted Average Stated Remaining Term (months):                                          356
 Weighted Average Seasoning (months):                                                        1
 Weighted Average Months to Roll:(5)                                                        28
 Weighted Average Gross Margin:(5)                                                      5.762%
 Weighted Average Initial Rate Cap:(5)                                                  2.179%
 Weighted Average Periodic Rate Cap:(5)                                                 1.060%
 Weighted Average Gross Maximum Lifetime Rate:(5)                                      14.534%
 Percentage of Mortgage Loans with Silent Seconds:((6))                                 15.48%
 Non-Zero Weighted Average Debt to Income Ratio at Origination:                         41.85%
 Percentage of Mortgage Loans with Mortgage Insurance:                                   0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the statistical calculation date unless otherwise noted.

(2) The initial aggregate scheduled principal balance of the collateral will be subject to an upward or downward variance of no more than approximately 10%.

(3) The weighted average net interest rate is equivalent to the weighted average gross interest rate less the servicing and master servicing fee rates.

(4) With respect to first lien mortgage loans, the original LTV reflects the original loan-to-value ratio. With respect to the second lien mortgage loans, the combined original LTV reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property. The combined original LTV with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any second lien mortgage loans not included in the mortgage loan pool that is secured by the related mortgaged property and originated in connection with the origination of the first lien mortgage loan, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.

(5) Represents the weighted average of the adjustable-rate mortgage loans in the mortgage loan pool.

(6) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan and the second lien mortgage loan is not included in the mortgage loan pool.


                                              Distribution by Current Principal Balance

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Current                   Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Principal Balance         of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 94      $3,269,958      0.86%    11.534%    636     $34,787    98.73%    98.73%    57.56%     94.57%
$50,001 - $75,000              176      11,038,275      2.92     10.168     630      62,717    89.48     91.34     63.82      90.36
$75,001 - $100,000             184      16,306,918      4.31      9.346     621      88,625    85.43     88.29     71.30      93.24
$100,001 - $125,000            185      20,847,062      5.51      8.858     616     112,687    85.19     89.70     70.95      93.77
$125,001 - $150,000            180      24,737,409      6.53      8.693     619     137,430    85.44     90.88     65.83      95.47
$150,001 - $200,000            267      46,655,542     12.32      8.568     617     174,740    86.04     90.69     67.89      95.85
$200,001 - $250,000            182      40,788,775     10.77      8.340     626     224,114    84.70     90.11     62.17      95.56
$250,001 - $300,000            142      38,943,270     10.29      8.381     632     274,248    84.85     90.92     45.08      98.59
$300,001 - $350,000             93      30,185,336      7.97      8.155     632     324,574    86.06     92.39     50.46      93.66
$350,001 - $400,000             78      29,127,868      7.69      8.045     626     373,434    84.76     91.04     48.93      97.45
$400,001 & Above               219     116,688,329     30.82      7.875     634     532,823    83.07     87.87     46.08      95.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-45


                                                    Distribution by Current Rate

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Current Rate              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499%                   1        $447,505      0.12%     5.450%    668    $447,505    79.72%    79.72%    100.00%   100.00%
5.500 - 5.999%                  12       4,799,322      1.27      5.852     683     399,944    68.19     70.74     70.64     100.00
6.000 - 6.499%                  45      14,661,499      3.87      6.305     644     325,811    75.58     81.78     75.63      98.64
6.500 - 6.999%                 150      45,113,355     11.92      6.791     646     300,756    78.84     84.63     69.80      96.84
7.000 - 7.499%                 147      36,158,578      9.55      7.280     637     245,977    82.00     88.37     67.31      98.41
7.500 - 7.999%                 289      71,744,979     18.95      7.773     626     248,253    83.00     89.74     59.42      97.14
8.000 - 8.499%                 215      51,590,851     13.63      8.250     630     239,957    83.37     90.50     42.85      96.84
8.500 - 8.999%                 251      53,413,906     14.11      8.730     625     212,804    85.62     91.21     50.87      93.06
9.000% & Above                 690     100,658,746     26.59     10.189     611     145,882    92.44     94.02     46.50      92.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Credit Score

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Credit Score              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                     35      $8,458,133      2.23%     7.736%    769    $241,661    73.92%    83.05%    36.65%     80.30%
720 - 739                       26       6,474,714      1.71      7.848     726     249,027    81.13     92.76     22.98      89.49
700 - 719                       66      15,267,899      4.03      7.824     710     231,332    84.39     93.66     29.47      95.68
680 - 699                       97      21,222,553      5.61      7.739     687     218,789    83.02     94.61     41.23      91.33
660 - 679                      158      35,512,525      9.38      8.116     668     224,763    85.07     92.39     32.63      91.47
640 - 659                      260      56,001,627     14.79      8.233     648     215,391    84.98     93.21     41.09      94.97
620 - 639                      331      69,572,465     18.38      8.339     628     210,189    85.30     91.83     55.54      95.12
600 - 619                      297      59,368,407     15.68      8.571     609     199,894    86.78     88.94     61.36      97.64
580 - 599                      248      49,915,914     13.18      9.078     589     201,274    88.85     89.65     77.51      96.78
560 - 579                      134      28,011,991      7.40      8.284     570     209,045    81.88     82.46     77.25     100.00
540 - 559                       84      17,649,320      4.66      8.248     551     210,111    80.55     80.66     76.11      99.43
520 - 539                       58      10,298,582      2.72      8.793     531     177,562    81.53     81.71     71.51     100.00
500 - 519                        6         834,612      0.22      9.838     512     139,102    82.84     82.84     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


                                                        Distribution by Lien

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Lien                      of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1                           1,589    $365,201,850     96.46%     8.245%    627    $229,831    84.32%    89.53%    55.78%     95.33%
 2                             211      13,386,892      3.54     11.699     649      63,445    99.60     99.60     43.02      99.02
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-46


                                                Distribution by Combined Original LTV

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Combined                  Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Orignal LTV               of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                  52      $9,455,935      2.50%     7.465%    624    $181,845    48.44%    48.44%    49.62%     92.77%
60.01 - 70.00%                  80      16,950,188      4.48      7.261     603     211,877    66.61     66.81     51.35      94.70
70.01 - 80.00%                 582     145,227,377     38.36      7.831     646     249,532    78.97     91.75     45.93      96.69
80.01 - 85.00%                 180      41,564,253     10.98      8.038     596     230,913    84.33     84.89     65.68      97.12
85.01 - 90.00%                 308      68,478,891     18.09      8.277     616     222,334    89.44     89.74     62.39      93.98
90.01 - 95.00%                 206      46,490,589     12.28      8.910     626     225,682    94.65     94.66     61.46      90.49
95.01 - 100.00%                392      50,421,509     13.32     10.346     626     128,626    99.98     99.98     61.03      97.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Original LTV

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Orignal LTV               of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below                 263     $22,842,827      6.03%     9.946%    639     $86,855    78.42%    78.42%    45.75%     96.43%
60.01 - 70.00%                  80      16,950,188      4.48      7.261     603     211,877    66.61     66.81     51.35      94.70
70.01 - 80.00%                 582     145,227,377     38.36      7.831     646     249,532    78.97     91.75     45.93      96.69
80.01 - 85.00%                 179      41,520,572     10.97      8.036     596     231,959    84.33     84.89     65.65      97.12
85.01 - 90.00%                 306      68,419,977     18.07      8.274     616     223,595    89.44     89.74     62.41      93.98
90.01 - 95.00%                 198      45,758,353     12.09      8.866     626     231,103    94.65     94.66     61.48      90.41
95.01 - 100.00%                192      37,869,448     10.00      9.895     618     197,237    99.98     99.98     67.39      97.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Documentation

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Documentation             of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                     1,095    $209,467,378     55.33%     8.150%    614    $191,294    85.80%    89.68%    100.00%    95.95%
Stated Doc                     636     152,974,868     40.41      8.642     643     240,527    83.57     90.07      0.00      95.33
Limited Doc                     51      12,555,396      3.32      8.405     629     246,184    86.95     92.40      0.00      87.49
No Doc                          18       3,591,100      0.95      9.240     723     199,506    77.73     85.26      0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


                                                       Distribution by Purpose

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Purpose                   of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                   824    $196,065,929     51.79%     7.946%    619    $237,944    82.42%    84.61%    61.85%     96.36%
Purchase                       890     165,096,751     43.61      8.899     639     185,502    87.92     96.64     45.59      94.02
Rate/term
Refi                            86      17,426,061      4.60      8.069     617     202,629    83.24     85.23     74.21      98.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-47


                                                      Distribution by Occupancy

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Occupancy                 of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied               1,707    $361,392,697     95.46%     8.344%    626    $211,712    84.84%    89.98%    55.61%    100.00%
Investor                        65       9,962,650      2.63      8.723     658     153,272    84.72     84.72     61.24       0.00
Second Home                     28       7,233,395      1.91      9.057     666     258,336    85.91     92.64     32.98       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Property Type

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Property Type             of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family                1,339    $274,798,795     72.59%     8.337%    626    $205,227    84.64%    89.43%    55.96%     96.53%
PUD                            296      68,407,772     18.07      8.371     629     231,107    86.26     91.87     58.43      94.57
Condo                           70      12,443,618      3.29      8.821     635     177,766    85.92     91.77     50.08      84.27
2 Family                        38      11,249,324      2.97      8.152     625     296,035    82.34     85.70     47.51      86.15
3-4 Family                      23       7,222,590      1.91      8.916     673     314,026    81.16     91.80     12.01      94.16
Townhouse                       26       3,495,921      0.92      8.842     618     134,459    87.56     91.42     66.00     100.00
Coop                             8         970,720      0.26      7.588     597     121,340    81.75     83.75     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


                                                        Distribution by State

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
State                     of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                             151     $51,113,591     13.50%     7.663%    635    $338,501    81.03%    87.53%    42.14%     95.52%
FL                             228      47,594,444     12.57      8.491     637     208,748    84.88     91.09     42.81      94.59
MD                             138      35,873,517      9.48      7.897     624     259,953    84.98     88.54     68.78     100.00
GA                             155      29,547,343      7.80      8.770     628     190,628    87.45     91.42     55.70      88.27
VA                              96      24,832,603      6.56      8.130     625     258,673    85.00     89.17     64.80      99.22
NY                              54      16,544,641      4.37      7.932     640     306,382    80.16     86.53     46.79      96.44
MA                              42      12,940,064      3.42      8.546     642     308,097    83.91     90.33     40.91      91.45
PA                              66      12,790,689      3.38      8.392     622     193,798    85.67     88.02     68.46      94.21
TX                              78      11,972,609      3.16      8.952     627     153,495    90.48     96.05     58.47      90.47
SC                              65      11,080,950      2.93      8.554     620     170,476    85.23     89.62     57.39      95.79
Other                          727     124,298,290     32.83      8.661     620     170,974    85.82     90.59     60.48      96.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-48


                                                         Distribution by Zip

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Zip                       of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 20744                           7      $2,512,221      0.66%     7.821%    631    $358,889    83.66%    88.79%    49.82%    100.00%
 20774                           7       2,298,310      0.61      7.500     615     328,330    86.69     90.11     86.51     100.00
 22066                           3       1,926,298      0.51      9.429     625     642,099    82.02     91.41      0.00     100.00
 92707                           5       1,673,352      0.44      8.830     652     334,670    87.80     100.00     0.00     100.00
 75104                           5       1,534,981      0.41      8.901     658     306,996    85.14     100.00     8.04      71.88
 20769                           2       1,485,223      0.39      7.193     681     742,611    82.42     82.42     55.09     100.00
 20735                           4       1,314,151      0.35      8.764     624     328,538    94.34     98.64     73.07     100.00
 34786                           3       1,244,549      0.33      8.675     649     414,850    84.58     100.00    100.00     96.36
 17603                           1       1,216,769      0.32      7.999     647    1,216,769   73.76     73.76      0.00     100.00
 22554                           3       1,210,570      0.32      7.502     611     403,523    88.09     88.09     100.00    100.00
 Other                       1,760     362,172,317     95.66      8.373     627     205,780    84.86     89.82     55.74      95.38
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


                                            Distribution by Remaining Months to Maturity

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Remaining                 Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Months to Maturity        of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                        168     $11,497,666      3.04%    11.413%    653     $68,438    95.24%    95.24%    38.36%     98.86%
181 - 240                       14         534,293      0.14     11.145     626      38,164    99.66     99.66     73.70     100.00
241 - 360                    1,584     357,843,778     94.52      8.269     626     225,911    84.51     89.69     55.53      95.34
421 - 480                       34       8,713,003      2.30      8.203     630     256,265    84.69     90.31     68.33      95.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


                                                  Distribution by Amortization Type

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Amorization Type          of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                       422     $83,577,085     22.08%     8.804%    621    $198,050    86.81%    91.80%    50.81%     93.47%
2 YR ARM 40/40                  21       5,928,360      1.57      8.397     629     282,303    85.71     91.59     63.84      96.64
2 YR ARM BALLOON 40/30         147      36,070,269      9.53      8.583     615     245,376    85.27     90.37     44.43      97.07
2 YR ARM BALLOON 40/30 IO        2         658,400      0.17      7.085     647     329,200    80.00     100.00     0.00     100.00
2 YR ARM BALLOON 45/30           6       2,696,142      0.71      8.127     626     449,357    85.63     85.63     46.34     100.00
2 YR ARM BALLOON 50/30          59      16,872,123      4.46      7.765     629     285,968    82.05     90.11     33.20      94.67
2 YR ARM IO                    156      50,550,387     13.35      8.003     654     324,041    83.41     93.63     41.88      92.68
3 YR ARM                       159      27,867,835      7.36      8.624     599     175,269    85.28     87.41     70.22      97.85
3 YR ARM 40/40                   2         535,365      0.14      7.762     655     267,682    82.46     92.62     49.22     100.00
3 YR ARM BALLOON 40/30          97      21,806,502      5.76      8.532     595     224,809    84.19     87.04     54.99     100.00
3 YR ARM BALLOON 45/30           2         940,510      0.25      7.106     599     470,255    83.61     83.61     100.00    100.00
3 YR ARM BALLOON 50/30          67      20,612,580      5.44      7.577     604     307,650    83.84     86.47     71.35      90.06
3 YR ARM IO                     53      16,474,956      4.35      7.796     655     310,848    84.16     91.06     38.67      97.95
40 YR FIXED                     10       1,819,278      0.48      8.219     629     181,928    85.92     90.66     81.10      89.27
5 YR ARM                        20       4,745,711      1.25      7.942     646     237,286    81.52     84.27     54.80      95.73
5 YR ARM 40/40                   1         430,000      0.11      6.000     623     430,000    68.25     68.25     100.00    100.00
5 YR ARM BALLOON 40/30           3         559,508      0.15      7.875     631     186,503    78.09     78.09     72.02     100.00
5 YR ARM BALLOON 45/30           1         339,782      0.09      7.625     642     339,782    80.00     100.00    100.00    100.00
5 YR ARM BALLOON 50/30           2         363,000      0.10      7.541     661     181,500    86.56     86.56     49.59     100.00
5 YR ARM IO                     18       7,354,079      1.94      7.772     650     408,560    83.23     91.69     61.08      97.09
FIXED                          317      49,142,762     12.98      8.197     631     155,024    83.12     85.19     74.47      97.72
FIXED BALLOON 30/15            162      10,607,491      2.80     11.812     647      65,478    99.59     99.59     38.06      98.77
FIXED BALLOON 40/30             41       8,533,830      2.25      7.655     626     208,142    83.76     86.12     83.92      94.24
FIXED BALLOON 45/30              1         543,920      0.14      8.750     635     543,920    89.18     89.18     100.00      0.00
FIXED BALLOON 50/30             12       2,975,652      0.79      7.310     646     247,971    79.72     83.88     86.72     100.00
FIXED IO                        19       6,583,216      1.74      7.061     688     346,485    79.76     92.18     68.10     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-49


                                                Distribution by Initial Periodic Cap

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Initial                   Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Periodic Cap              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.500%                        105     $16,859,984      4.45%     8.942%    584    $160,571    78.88%    81.20%    65.32%    100.00%
 2.000%                        891     220,233,785     58.17      8.140     628     247,176    84.48     89.95     51.39      94.42
 3.000%                        241      61,098,174     16.14      8.858     623     253,519    87.55     94.69     46.18      96.03
 6.000%                          1         190,650      0.05      8.750     582     190,650    99.99     99.99     100.00    100.00
 N/A                           562      80,206,149     21.19      8.496     638     142,716    85.07     87.87     70.91      96.91
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Periodic Cap

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Periodic Cap              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.000%                      1,056    $262,797,257     69.41%     8.259%    627    $248,861    85.03%    90.60%    50.98%     94.56%
 1.500%                        182      35,585,336      9.40      8.878     603     195,524    83.09     89.20     52.28      98.79
 N/A                           562      80,206,149     21.19      8.496     638     142,716    85.07     87.87     70.91      96.91
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


                                                Distribution by Months to Rate Reset

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Months to Rate Reset      of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 12                          1         $74,528      0.02%     9.400%    539     $74,528    55.56%    55.56%    100.00%   100.00%
 13 - 24                       812     196,278,237     51.84      8.440     629     241,722    85.18     91.82     45.97      94.24
 25 - 36                       380      88,237,747     23.31      8.181     610     232,205    84.43     87.77     61.02      96.62
 49 & Above                     45      13,792,081      3.64      7.770     647     306,491    81.97     87.92     61.24      96.98
 N/A                           562      80,206,149     21.19      8.496     638     142,716    85.07     87.87     70.91      96.91
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


                                                  Distribution by Life Maximum Rate

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Life                      Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Maximum Rate              of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 11.999%                  7      $2,450,329      0.65%     5.911%    680    $350,047    75.32%    80.31%    63.58%    100.00%
12.000 - 12.499%                28       8,595,411      2.27      6.303     632     306,979    77.56     85.00     79.96     100.00
12.500 - 12.999%                90      30,597,103      8.08      6.809     640     339,968    80.65     86.22     63.72      95.34
13.000 - 13.499%               100      26,638,119      7.04      7.258     635     266,381    81.96     88.55     63.43      97.85
13.500 - 13.999%               204      56,084,299     14.81      7.733     624     274,923    82.77     89.13     54.82      97.26
14.000 - 14.499%               130      34,685,182      9.16      8.213     633     266,809    84.37     91.49     41.46      96.49
14.500 - 14.999%               167      39,273,752     10.37      8.577     628     235,172    85.25     92.41     50.81      93.46
15.000 - 15.499%               115      24,822,818      6.56      8.771     621     215,851    84.69     91.58     39.05      93.90
15.500 - 15.999%               153      28,284,913      7.47      9.296     616     184,869    87.94     92.71     47.89      90.35
16.000% & Above                244      46,950,667     12.40     10.223     603     192,421    91.50     92.91     41.42      93.29
N/A                            562      80,206,149     21.19      8.496     638     142,716    85.07     87.87     70.91      96.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                       1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
                                       A-50


                                                       Distribution by Margin

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
                          Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Margin                    of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.001 - 4.999%                258     $74,619,627     19.71%     7.141%    641    $289,223    80.81%    87.46%    56.95%     97.09%
 5.000 - 5.499%                165      42,941,559     11.34      7.874     626     260,252    83.77     90.23     51.48      96.53
 5.500 - 5.999%                249      54,779,642     14.47      8.278     616     219,999    84.21     89.96     55.98      94.04
 6.000 - 6.499%                217      49,253,404     13.01      8.864     625     226,974    84.01     91.10     41.68      95.08
 6.500 - 6.999%                145      32,015,787      8.46      9.145     609     220,799    88.45     92.12     50.47      90.86
 7.000 - 7.499%                126      28,300,969      7.48      9.615     623     224,611    90.42     93.76     43.45      93.60
 7.500 - 7.999%                 46      10,050,651      2.65      9.538     616     218,492    90.12     92.65     33.43     100.00
 8.000 - 8.499%                 27       4,979,248      1.32      9.943     591     184,417    98.94     98.94     95.25      95.25
 8.500 - 8.999%                  3         973,963      0.26     10.041     634     324,654    91.37     96.01     16.51     100.00
 9.000 - 9.499%                  2         467,745      0.12     11.458     625     233,872    100.00    100.00    16.67      16.67
 N/A                           562      80,206,149     21.19      8.496     638     142,716    85.07     87.87     70.91      96.91
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


                                             Distribution by Interest Only Term (months)

                                                                Wt.                            Wt.        Wt.
                                                    Pct. Of     Avg.      Wt.                  Avg.       Avg.
                                                    Pool By     Gross     Avg.      Avg.       Combined   CLTV              Pct.
Interest                  Number      Principal     Principal   Interest  Original  Principal  Original   incld   Pct.      Owner
Only Term (months)        of Loans     Balance      Balance       Rate      FICO    Balance      LTV        SS.   Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                           1,552    $296,967,704     78.44%     8.508%    619    $191,345    85.31%    89.07%    58.24%     95.64%
 60                            218      70,043,603     18.50      7.817     658     321,301    83.18     92.34     42.68      93.93
 120                            30      11,577,434      3.06      8.102     648     385,914    83.50     96.10     57.19     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                      1,800    $378,588,741    100.00%     8.367%    627    $210,327    84.86%    89.89%    55.33%     95.46%
------------------------------------------------------------------------------------------------------------------------------------


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